                                         LEASE


                                        Between




                                BROADWAY 52ND ASSOCIATES

                                         OWNER


                                          AND


                           UNISTAR COMMUNICATIONS GROUP, INC.

                                         TENANT



                Premises:                Entire Seventeenth (17th) Floor
                                         1675 Broadway
                                         New York, New York











      LEASE dated as of the 18th day of June, 1990 between BROADWAY 52nd ASSOCIATES, a New York partnership having its principal office at 345 Park Avenue, Borough of Manhattan, City, County and State of New York, as landlord (referred to as "Owner"), and UNISTAR COMMUNICATIONS GROUP, INC., a Delaware corporation, having as office at 1440 Broadway, Borough of Manhattan, City, County and State of New York, as tenant (referred to as "Tenant).


                                     WITNESSETH:

      Owner and Tenant hereby covenant and agree as follows:

                                      ARTICLE 1
                            DEMISE, PREMISES, TERM, RENTS

      Section 1.01. Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire seventeenth (17th) floor in the building located on the northwest corner of Broadway and West 52nd Street and known as 1675 Broadway and 225 West 52nd Street in the Borough of Manhattan, City of New York (said building is referred to as the "Building", and the Building, together with the plot of land upon which it stands and all other land and development rights demised in the Ground and Development Rights Lease referred to in Article 7 is referred to collectively as the "Real Property"), at the annual rental rate or rates set forth in
      Section 1.03, and upon and subject to all of the terms, covenants and conditions contained in this Lease. The premises leased to Tenant, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Lease, other than Tenant's Personal Property (as defined in Article 4), are referred to, collectively, as the "Demised Premises".

      Section 1.02. A. The Demised Premises are leased for a term (referred to as the "Demised Term") to commence (subject to the provisions of subsection B of this Section 1.02) on March 1, 1991 and to end on September 30, 2000 unless the Demised Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

            B. Notwithstanding anything in subsection A of this section 1.02 to the contrary, if on or prior to the date set forth in said subsection A for the commencement of the Demised Term, a temporary or permanent Certificate(s) of Occupancy covering the Demised Premises has not been issued by the Department of Buildings of the City of New York or Owner shall have failed substantially to complete Owner's initial Construction (as defined in Article 12) or if prior to March 1, 1991 a temporary or permanent Certificate(s) of Occupancy covering the Demised Premises and permitting its use as "offices" and "broadcasting studio" without

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     material conditions as to such use (and if a temporary certificate,
      Owner shall obtain a permanent certificate without interruption of Tenant's occupancy), shall have been so issued and owner shall have substantially completed Owner's Initial Construction, as the case may be, then: (a) the Demised Term shall not commence on the date set forth in said subsection A but shall, instead, commence on a date, fixed by Owner in a notice to Tenant, not sooner than fifteen (15) days next following the date of the giving of such notice, which notice shall state that (i) a temporary or permanent Certificate(s) of Occupancy covering the Demised Premises and permitting its use as "offices" and "broadcasting studio" without material conditions as to such use (and if a temporary certificate, Owner shall obtain a permanent certificate without interruption of Tenant's occupancy) has been, or prior to the commencement date fixed in said notice is expected to be, issued by the Department of Buildings of the City of New York and (ii) Owner has, or prior to the commencement date fixed in said notice will have, subsequently completed Owner's initial Construction whether or not the Demised Term shall occur before of after March 1, 1991; and (b) the Demised Term shall end nevertheless on September 30, 2000 unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law; and (c) except as aforesaid, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby. If, by the date fixed in any such notice, a temporary or permanent Certificate(s) of Occupancy covering the Demised Premises has not been issued or Owner's initial Term shall commence on a date fixed by Owner in a further notice by Owner not sooner than fifteen
      (15) days next following the date of the giving of such further notice. The date upon which the Demised Term shall commence pursuant to subsection A of this Section or pursuant to this subsection B is referred to as the "commencement Date", and the date fixed pursuant to said subsection A as the date upon which the Demised Term shall end is referred to as the "expiration Date".

            C.Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Owner's failure to deliver possession of the Demised Premises on the date set forth in subsection A of this Section, or in any notice given pursuant to subsection B of this Section, for the commencement of the Demised Term.

            D. After the determination of the Commencement Date, Tenant agrees, upon request of Owner, to execute, acknowledge and deliver to Owner an instrument, in form satisfactory to Owner, setting forth said Commencement Date and the Expiration Date.

      Section 1.03. A. This Lease is made at the annual rental rate(s)(referred to as "Fixed Rent") of SIX HUNDRED EIGHTEEN THOUSAND THREE HUNDRED FIFTY EIGHT ($618,358.00) DOLLARS with respect to the period from the Commencement Date to the last day of the calendar month

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     in which the day immediately preceding the fifth (5th) anniversary date of the Commencement Date shall occur, both dates inclusive, and SIX HUNDRED FORTY TWO THOUSAND ONE HUNDRED FORTY ONE ($642,141.00) DOLLARS with respect to the remainder of the Demised Term.

            B. The Fixed Rent and any additional rent payable pursuant to the provisions of this Lease shall be payable by Tenant to Owner at its office (or at such other place as Owner may designate in a notice to Tenant) in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, or by Tenant's good check drawn on a bank or trust company whose principal office is located in New York City and which is a member of the New York Clearinghouse Association, without prior demand therefor and without any offset or deduction whatsoever except as otherwise specifically provided in this Lease. The Fixed Rent shall be payable in equal monthly installments of FIFTY ONE THOUSAND FIVE HUNDRED TWENTY NINE and 83/100 ($51,529.83) DOLLARS with respect to the period from the Commencement Date to the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary date of the Commencement Date shall occur, both dates inclusive, and FIFTY THREE THOUSAND FIVE HUNDRED ELEVEN and 75/100 ($$53,511.75) DOLLARS with respect to the remainder of the first (1st) day of each month during the Demised Term (except as otherwise provided in subsection C of this Section).

            C. Tenant shall pay to Owner, on the Commencement Date a sum equal to ONE THOUSAND SEVEN HUNDRED SEVENTEEN and 67/100 ($1,717.67) Dollars, multiplied by the number of calendar days in the period from the Commencement Date to the last day of the month in which the Commencement Date shall occur, both inclusive or if the Commencement Date shall occur on the first day of any calendar month Tenant shall pay to Owner the sum of FIFTY ONE THOUSAND FIVE HUNDRED TWENTY NINE and 83/100 ($51,529.83) DOLLARS. Such payment shall constitute payment of the Fixed Rent for the period (referred to, herein, as the "Initial Rent Period") from the Commencement Date to and including the last day of the calendar month in which the Commencement Date shall occur.

            D. If Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this Lease, including the covenant to pay Fixed Rent for the period from the commencement of said use or occupancy to and including the date immediately preceding the Commencement Date, without, however, affecting the Expiration Date. The provisions of the foregoing sentence shall not be deemed to give to Tenant any right to use or occupy all or any part of the Demised Premises prior to the Commencement Date without the consent of Owner.

      Section 1.04. Tenant covenants (i) to pay the Fixed Rent, any increases in the Fixed Rent, and any additional rent payable pursuant to the

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     provisions of this Lease, and (ii) to observe and perform, and to permit no violation of, the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. (See Article 38 and Article 48.)

                                      ARTICLE 2
                                  USE AND OCCUPANCY

      Section 2.01. Tenant shall use and occupy the Demised Premises for the following purpose:

      Executive and general offices, broadcasting studio and related uses provided the related uses comply with all applicable zoning resolutions and laws.

      Section 2.02. Tenant shall not use or occupy, or permit the use or occupancy of, the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in Section 2.01, or in any manner which, in Owner's reasonable judgement, (a) shall materially adversely affect or materially interfere with (i) any services required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building, or (ii) the proper and economical rendition of any such service, or (iii) the use or enjoyment of any part of the Building by any other tenant or occupant, or (b) shall tend to impair the character or dignity of the Building.

                                      ARTICLE 3
                                     ALTERATIONS

      Section 3.01. Tenant shall not make or perform, or permit the making or performance of any alterations, installations, improvements, additions or other physical changes in or about the Demised Premises (referred to collectively as "Alterations") without Owner's prior consent. Owner agrees not to unreasonably withhold or delay its consent to any nonstructural Alterations proposed to be made by Tenant to adapt the Demised Premises for Tenant's business purposes. Notwithstanding the foregoing provisions of this Section or Owner's consent to any Alterations, all Alterations and decorations shall be made and performed in conformity with and subject to the following provisions: All Alterations and decorations shall be made and performed at Tenant's sole cost and expense and at such time and in such manner as Owner may, from time to time, reasonably designate; no Alterations or decoration shall adversely affect the structural integrity of the building; Alterations shall be made only by contractors or mechanics approved by Owner, such approval not unreasonably to be withheld or delayed (notwithstanding the foregoing, all Alterations requiring mechanics in trades with respect to which Owner has adopted or may hereafter adopt a list or lists of approved contractors shall be made only by contractors selected by Tenant from such list or lists); no Alteration or decoration shall affect any part of the Building other than the Demised Premises or

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

     adversely affect any service required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building or reduce the value or utility of the Building; no Alteration or decoration shall affect the outside appearance of the Building or the color or style of any venetian blinds (except that Tenant may remove any venetian blinds provided that they are promptly replaced by Tenant with blinds of a similar type, material and color); all business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient, in Owner's reasonable judgement, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building; Tenant shall submit to Owner detailed plans and specifications which approval shall not be unreasonably withheld or delayed prior to the commencement of such proposed Alteration, Tenant shall have procured and paid for, and exhibited to Owner, so far as the same may be required from time to time, all permits and authorizations of all municipal departments and governmental subdivisions and authorities having or claiming jurisdiction; prior to the commencement of each proposed Alteration or decoration, Tenant shall furnish to Owner duplicate original policies or certificates of workmen's compensation insurance covering all persons to be employed in connection with such Alteration or decoration, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including



                                     ARTICLE 4
                        OWNERS OF IMPROVEMENTS

     Section 4.01. All appurtenances, fixtures, improvements, additions and other property attached to or installed in the premises demised in this lease, whether by Owner or Tenant or others, and whether at Owner's expense, or Tenant's expense, or the joint expense of Owner and Tenant, shall be and remain the property of Owner, except that any such fixtures, improvements, additions and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Owner, whether pursuant to Schedule A or otherwise, and which are removable without material damage to the said premises shall be and remain the property of Tenant and are referred to as "Tenant's Personal Property". Any replacements of any property of Owner, whether made at Tenant's expense or otherwise, shall be and remain the property of Owner. (See Article 40)

                               ARTICLE 5
                                REPAIRS

     Section 5.01 . Tenant shall take good care of the Demised

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     Premises (including, but not limited to, any Class E Fire
     Alarm and Communication system and any sprinkler system and any installations made or equipment installed. as a result of any requirement of New York City Local Law #16 of 1984 or any successor law of like import) and, at Tenant's sole cost and expense, shall make all repairs and replacements, structural and otherwise, ordinary and extraordinary, foreseen and unforeseen, as and when needed to preserve the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system and any sprinkler system and any installations made or equipment installed as a result of any requirement of New York City Local Law # 16 of 1984 or any successor law of like import) in good and safe working order and in first class repair and condition, except that Tenant shall not be required to make any such structural repairs or structural replacements to the Demised Premises unless necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises by Tenant or any such person (in contradistinction to the mere use or occupancy of the Demised Premises for the purposes set forth in Section 2.01). Without affecting Tenant's obligations set forth in the preceding sentence, Tenant, at Tenant's sole cost and expense, shall also (i) make all repairs and replacements, and perform all maintenance as and when necessary, to the lamps, tubes, ballasts, and starters in the lighting fixtures installed in the Demised Premises,
     (ii) make all repairs and replacements, as and when necessary, to Tenant's Personal Property and to any Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant, and (iii) if the Demised Premises shall include any space on any ground, street, mezzanine or basement floor in the Building, make all replacements, as and when necessary, to all windows and plate and other glass in, on or about such space, and obtain and maintain, throughout the Demised Term, plate glass insurance policies issued by companies, and in form and amounts, satisfactory to Owner, in which Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, and (iv) perform all maintenance and make all repairs and replacements, as and when necessary, to any air conditioning equipment, private elevators, escalators, conveyors or mechanical systems (other than the Building's standard equipment and systems including, without limitation, the core toilets) which may be installed in the Demised Premises by Owner, Tenant or others. However, the provisions of the foregoing sentence shall not be deemed to give to Tenant any right to install

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     air conditioning equipment, elevators, escalators, conveyors or mechanical systems. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed in conformity with, and subject to the provisions of, the third (3rd) sentence of Section 3.01 and shall be at least equal in quality and class to the original work or installation. The necessity for, and adequacy of, repairs and replacements pursuant to this Article 5 shall be measured by the standard which is appropriate for first class office buildings of similar construction and class in the Borough of Manhattan, City of New York. (See Article 49)

                               ARTICLE 6
                         COMPLIANCE WITH LAWS

     Section 6.01. Tenant at Tenant's sole cost and expense, shall comply with all present and future laws, orders and regulations (including, but not limited to, the New York State Energy Conservation Construction Code) of Federal, State, County and Municipal authorities, and with all directions, requirements, orders and notices of violation thereof, issued by all public officers, which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupation thereof, including, but not limited to, any requirement that any hazardous material be dealt with in any particular manner, whether ordinary or extraordinary, foreseen or unforeseen, except that Tenant shall not be required to make any structural Alterations in order so to comply unless such Alterations shall be necessitated or occasioned, in whole or in pan, by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises by Tenant or by any such person (in contradistinction to the mere use or occupancy of the Demised Premises for the purposes set forth in Section 2.01). Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article shall be made in conformity with, and subject to the provisions of, the third (3rd) sentence of Section 3.01. For the purposes of this Article, any requirement that any hazardous material be dealt with in any particular manner shall be deemed to be a non-structural Alteration. Compliance with any requirement regarding any hazardous material shall be made in conformity with the provisions of Section 3.06.

     Section  6.02.  Tenant  shall  not do  anything,  or  permit

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     anything  to be done, in or about the Demised Premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to
     insure  the  Building  or   any  such  property  in  amounts
     reasonably satisfactory to Owner, or (iii) subject Owner to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Demised Premises, or (iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant, at Tenant's expense, shall
     comply   with  all   present   and  future   rules,  orders,
     regulations and requirements  of the New York  Board of Fire
     Underwriters  and  the   New  York  Fire   Insurance  Rating
     Organization or any similar body and the issuer of any insurance obtained by Owner covering the Building and/or the Real Property, whether ordinary or extraordinary, foreseen or unforeseen, including but not limited to, any requirement that any hazardous material be dealt with in any particular manner.

     Section 6.03. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building or property located therein. (See Article 52)

                               ARTICLE 7
                        REPLACED BY ARTICLE 47


                               ARTICLE 8
                          PROPERTY LOSS, ETC.

     Section 8.01. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Owner nor Owner's agents shall be liable for any loss of, or damage to, any such property by they or otherwise. Neither (i) the performance by Owner, Tenant or others of any decorations, repairs adaptions, additions or improvements in or to the Building or the Demised Premises, nor (ii) the failure of Owner or others to make any such decorations, repairs, alterations, additions or

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     improvements, nor  (iii) any damage to  the Demised Premises or to the property of Tenant, nor any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work or by any other cause, nor (iv) any latent defect in the Building or in the Demised Premises, nor (v) any temporary closing, darkening or bricking up of any window of the Demised Premises for any reason whatsoever including, but not limited to, Owner's own or any permanent closing, darkening or bricking up of such windows if required by law or in connection with any construction upon
     adjacent  property   by  Owner  or  others,   nor  (iv)  any
     inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the
     events  or   occurrences  referred   to  in   the  foregoing
     subdivisions (i) thorough (v), shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or any lessor under any ground or underlying lease, other than such liability as may be imposed upon Owner by law for Owner's negligence or the negligence of Owner's agents, servants or employees in the operation or maintenance of the Building or for the breach by Owner of any express covenant of this
     Lease on  Owner's part  to  be performed.   Tenant's  taking
     possession  of  the  Demised Premises  shall  be  conclusive
     evidence,  as  against  Tenant,   that,  at  the  time  such
     possession was so taken, the Demised Premises and the Building were in good and satisfactory condition and Owner's Initial Construction was substantially completed. Access to the Demised Premises by Tenant's contractors as permitted by, and in accordance with the provisions of Schedule A shall not be deemed to constitute possession of the Demised Premises for purposes of this Section 8.01, or affect Owner's obligation to complete Owner's initial construction.

                               ARTICLE 9
                 DESTRUCTION - FIRE OR OTHER CASUALTY

     Section 9.01. If the Demised Premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Owner of such damage, Owner, at Owner's expense, shall repair such damage. However, Owner shall have no obligation to repair any damage to, or to replace, Tenant's Personal Property or any other property or effects of Tenant. Except as otherwise provided in Section 9.03, if the entire Demised Premises shall be rendered untenantable by reason of any such damage, the Fixed Rent shall abate for the period from the date of such damage to the date when

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     such damage shall have  been repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the Fixed Rent shad abate for such period in the proportion which the area of the part of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises. However, if, prior to the date when all of such damage shad have been repaired, any part of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons Claiming through or under Tenant, then the amount by which the Fixed Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Owner agrees that if it is reimbursed by its rent insurance policies covering the Building for a time period following the date that the Demised Premises, or any part thereof, shall once again become tenantable and prior to the date Tenant shall resume the conduct of its business in the Demised Premises or such part thereof, in which time period Tenant enters the Demised Premises to perform work therein to re-install or repair its business equipment and other personal property, any abatement with respect to such space shall extend beyond the date that such space has become so tenantable by the number of days that such rent insurance policy provides Owner with reimbursement for Tenant to perform such work. Owner further agrees to attempt, in good faith, to give to Tenant a non-binding notice estimating the date that the Demised Premises or the applicable portion thereof shall become tenantable at least fifteen (15) days prior thereto, without any liability if the Demised Premises are not rendered tenantable by the date fixed in said
     notice.   Tenant hereby  expressly waives the  provisions of
     Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, (i) the Demised Premises shad be totally damaged or rendered wholly untenantable by fire or other casualty, and if Owner shall decide not to restore the Demised Premises, or (ii) the Building shall be so damaged
     by  fire  or  other   casualty  that,  in  Owner's  opinion,
     substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall have been damaged or rendered untenantable), then, in any of such events, Owner, at Owner's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire

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

     (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent shall be apportioned as of such date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant. If Owner shall be obligated to repair any damage pursuant to this Section, Owner agrees to commence such repairs within a reasonable time after the occurrence of such damage and thereafter to complete such repairs with reasonable diligence (without any obligation, however, to employ labor at overtime or other premium pay rates).

     Section 9.02. Owner now has and shall attempt to maintain, throughout the Demised Term, in Owner's fire insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Owner's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Owner shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Owner for such additional premium for the remainder of the Demised Term, Owner shall require the inclusion of such or similar provisions by Owner's fire insurance carriers. As long as such or similar provisions are included in Owner's fire insurance policies then in force, Owner hereby waives (i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Owner's fire insurance carriers shall not include such or similar provisions in Owner's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Owner to Tenant, be deemed of no further force or effect. During any period while the foregoing waiver of right of recovery is in effect, Owner shall look solely to the proceeds of such policies to compensate Owner for any loss occasioned by fire or other casualty which is an insured risk under such policies or under other insurance policies covering risks against which a reasonably prudent landlord in the Borough of Manhattan would carry insurance for similar office buildings.

     Section 9.03. Except as expressly provided Section 9.02, nothing contained in this Lease shall relieve Tenant of any liability to Owner or to its insurance carriers which Tenant may have under law or the provisions of this Lease in connection with any damage to the Demised Premises or the Building by fire or other casualty. Notwithstanding the provisions of Section 9.01, if any such damage, occurring after any date when the waivers set forth in Section 9.02 are no longer in force and effect, is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, contractors, visitors or licensees, then there shall be no abatement of Fixed Rent by reason of such damage.

     Section 9.04. Tenant acknowledges that it has been advised that Owner's insurance policies do not cover Tenant's Personal Property or any other property of Tenant in the Demised Premises; accordingly, it shall be Tenant's obligation to obtain and maintain insurance covering its property in the Demised Premises and loss of profits including, but not limited to, water damage coverage and business interruption insurance. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's fire and other insurance policies covering Tenant's Personal Property and other property of Tenant in the Demised Premises, and Tenant's use and occupancy of the Demised Premises, and/or Tenant's profits (and shall cause any other permitted occupants of the Demised Premises to attempt to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies in the event that at any time the insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Owner notice thereof. In such event, if Owner agrees, in writing, to reimburse Tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such insurance carriers. As long as such or similar provisions are included in such insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any ground or underlying leases, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner or of any such lessor, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such insurance earners shall not include such or similar provisions in any such insurance policy, the waiver set forth in the foregoing sentence (or in any written instrument executed by any other permitted occupant of the Demised Premises) shall, upon notice given by Tenant to Owner, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while any such waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies or under other insurance policies covering risks against which a reasonably prudent tenant with a similar use in the Burough of Manhattan would carry insurance. (See Article 41)


                                       ARTICLE 10
                                     EMINENT DOMAIN

     Section 10.01. If the whole of the Demised Premises shall be acquired for any public or quasi-public use or purpose, whether by condemnation or by deed in lieu of condemnation, this Lease and the Demised Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Demised Premises shall be so acquired or condemned then, except as otherwise provided in this Section, this Lease and the Demised Term shall continue in force and effect but, from and after the date of the vesting of title, the Fixed Rent shall be reduced in the proportion which the area of the part of the Demised Premixes so acquired or condemned bears to the total area of the Demised Premises immediately prior to such acquisition or condemnation. If only a part of the Real Property shall be so acquired or condemned, then (i) whether or not the Demised Premises shall be affected thereby, Owner, at Owner's option, may give to Tenant, within sixty (60) days next following the date upon which Owner should have received notice of vesting of title, a five (5) days' notice of termination of this Lease, and (ii) if the part of the Real Property so acquired or condemned shall contain more than ten (10%) per cent of the total area of the Demised Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Demised Premises, Tenant, at Tenant's

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

     option, may give to Owner, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease. In the event any such five (5) days notice of termination is given, by Owner or Tenant, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Demised Premises shall be so acquired or condemned and this Lease and the Demised Term shall not be terminated pursuant to the foregoing provisions of this Section, Owner, at Owner's expense, shall restore that part of the Demised Premises not so acquired or condemned to a self-contained rental unit in the event of any termination of this lease and the Demised Term pursuant to the provisions of this Section, the Fixed Rent shall be apportioned as of the date of such termination and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

     Section 10.02. In the event of any such acquisition or condemnation of all or any part of the Real Property, Owner shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Owner or the condemning authority for the value of any unexpired portion of the Demised Term and Tenant hereby expressly assigns to Owner all of its right in and to any such award. Nothing contained in this Section shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the value of any items of Tenant's Personal Property which are compensable, in law, as trade fixtures.


                              ARTICLE 11
                       ASSIGNMENT AND SUBLETTING

     Section 11.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, covenants that, without the prior consent of Owner in each instance, it shall not (i) assign whether by merger, consolidation or otherwise, mortgage or encumber its interest in this lease, in whole or in part, or (ii) sublet, or permit the subletting of, the Demised Premises or any part thereof or (iii) permit the Demised Premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant. Subject to the provisions of Section 42.02, the sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the-counter market) or (b) any
     interest  in   any  partnership  or  joint  venture  Tenant,
     however, accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of this Lease which shall require the prior consent of Owner in each instance.

     Section 11.02. If Tenant's interest in this Lease is assigned, whether or not in violation of the provisions of this Article, Owner may collect rent from the assignee; if the Demised Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this Article, Owner, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant. In either case, Owner shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting, occupancy, or use, whether with or without Owner's prior consented nor any such collection or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Owner of such assignee, subtenant, occupant or user as tenant The consent by Owner to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior consent of Owner to any further assignment, subletting, occupancy or use. The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises or the Building, or be deemed to constitute, or serve as a substitute for, any prior consent of Owner required under this Article, and it is understood that any such listing shall constitute a privilege extended by Owner which shall be revocable at Owner's will by notice to Tenant. Tenant agrees to pay to Owner reasonable counsel fees incurred by Owner in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Owner from any person other than Tenant as provided in this Section, nor any application of any such rent as provided in this Section shall, in any circumstances, relieve Tenant of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

     Section 11.03. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the applicable grace period provided in the Lease for curing of such default. Owner agrees not to unreasonably withhold or delay Owner's prior consent to sublettings by Tenant of all or parts of the Demised Premises to not more than four (4) subtenants. Each such subletting shall be for undivided occupancy by the subtenant (ie. with no further right on the part of such subtenant to further sublet space) of that part of the Demised Premises affected thereby, for the use permitted in this Lease, and at no time shall there be more than four (4) occupants, including Tenant in the Demised Premises. Without Owner's prior consent, Tenant shall not
     (a) negotiate or enter into a proposed subletting with any tenant, subtenant or occupant of any space in the Building or (b) publicly advertise the Demised Premises or any part thereof for subletting at a rental lower than the higher of
     (i) the Fixed Rent, then in effect, allocable to the space sought to be sublet or (ii) the rental at which the Owner is then offering to rent comparable space in the Building. At least thirty (30) days prior to any proposed subletting, Tenant shall submit to Owner a statement containing the name and address of the proposed subtenant and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof. Unless the proposed sublet area shall constitute an entire floor or floors, such statement shall be accompanied by a floor plan delineating the proposed sublet area. Owner may, however, withhold such consent if, in Owner's reasonable judgment, the occupancy of the proposed subtenant will tend to impair the character or dignity of the Building or impose any additional material burden upon Owner in the operation of the Building or if the owner shall have any other reasonable objections to the proposed subletting. In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's failure or refusal to consent to any subletting, such dispute shall be submitted to arbitration, in accordance with the provisions of Article 36. Notwithstanding the foregoing provisions of this Section, (I) in the event Tenant proposes to sublet all or substantially all of the Demised Premises whether or not such subletting is for all or substantially all of the remainder of the Demised Term, Owner at Owners option, may give to Tenant, within thirty (30) days after the submission by Tenant to Owner of the statement required to be submitted in connection with subletting, a notice

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

     terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the Expiration Date, the Fixed Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant; or (2) in the event Tenant proposes to sublet all or any portion of the Demised Premises, Owner, at Owner's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Owner, of the statement required to be submitted in connection with such proposed subletting affecting one half (1/2) or more than one half (1/2) of the Demised Premises or within twenty (20) days after the submission by Tenant to Owner of the statement required to be submitted in connection with such proposed subletting affecting less than one half (1/2) of the Demised premises, notice electing to eliminate such portion of the Demised Premises (said portion is referred to as the "Eliminated Space") from the Demised Premises during the period (referred to as the "Elimination Periods) commencing on the date (referred to as the "Elimination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and ending on the proposed expiration date of the term of the proposed subletting, as set forth in such statement, and in the event such notice is given (i) the Eliminated Space shall be eliminated from the Demised Premises during the Elimination Period; (ii) Tenant shall surrender the Eliminated Space to Owner on or prior to the Elimination Date in the same manner as if said Date were the Expiration Date; (iii) if the Eliminated Space shall constitute less than an entire floor, (a) Owner, at Owner's expense, shall have the right to make any alterations and installations in the Demised Premises required, in Owner's judgement, reasonably exercised, to make the Eliminated Space a self-contained rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space, and if the Demised Premises shall contain any core toilets or any corridors (including any corridors proposed to be constructed by Owner pursuant to this subdivision [iii]), providing access from the Eliminated Space to the core area,
     (b) Owner and any tenant or other occupant of the Eliminated Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupants of the Demised Premises, and the right to install signs and directional indicators in or about such corridors indicating

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

     the name and location of such tenant or other occupant; (iv) during the Elimination Period, the Fixed Rent and Tenant's Proportionate Share (as defined in Article 23), shall each be reduced in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the Elimination Date (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as part of the area of the Eliminated Space for the purpose of computing such reduction), and in the event that the Eliminated Space shall be the entire Demised Premises, during the Elimination Period, Tenant shall have no rights with respect to the Demised Premises nor any obligations with respect to the Demised Premises, including, but not limited to, any obligations to pay Fixed Rent or any increases therein or any additional rent, and any prepaid portion of Fixed Rent for any period after the Elimination Date allocable to the Eliminated Space shall be refunded by Owner to Tenant; (v) there shall be an equitable apportionment of any increase in the Fixed Rent pursuant to
     Article 23 for the Escalation Year and Tax Escalation Year (as defined in Article 23) in which said Elimination Date shall occur, (vi) if the Elimination Period shall end prior to the Expiration Date, the Eliminated Space, in its then existing condition (provided such condition shall enable the Eliminated Space to be used reasonably for general office purposes), shall be deemed restored to and once again a part of the Demised Premises during the period (referred to as the "Restoration Period") commencing on the date next following the expiration of the Elimination Period and ending on the Expiration Date, (vii) during the Restoration Period, if any, the Fixed Rent and Tenant's Proportionate Share, shall each be increased in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the commencement of the Restoration Period (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as a part of the area of the Eliminated Space for the purpose of computing such increase) and in the event that the Eliminated Space shall be the entire Demised Premises, during the Restoration Period, the Demised
     Premises,  in its  then  existing condition  (provided  such condition shall enable the Eliminated Space to be used reasonably for general office purposes), shall be deemed restored to Tenant and Tenant shall have all rights with respect to the Demised Premises which are set forth in this Lease and all obligations with respect to the Demised Premises which are set forth in this Lease, including, but not limited to, the obligations for the payment of Fixed Rent and any increases therein and any additional rent (as they would have been adjusted if Tenant occupied the Demised Premises during the Elimination Period); and (viii) there shall be an equitable apportionment of any increase in the
     Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year in which the Restoration Period, if any, shall commence; however, notwithstanding the foregoing, Owner and Tenant acknowledge the possibility that all or any of the tenants or occupants of the Eliminated Space may not have vacated and surrendered all or any portions of the
     Eliminated Space to Owner by the commencement of the Restoration Period; accordingly, notwithstanding anything to the contrary contained in the foregoing provisions of this Section (x) the Restoration Period applicable to the Eliminated Space shall commence on the commencement of the Restoration Period with expect to those portions, if any, of the Eliminated Space which are vacant on the commencement of the Restoration Period and with respect to those portions, if any, of the Eliminated Space which are not vacant on the commencement of the Restoration Period on the respective later date or dates upon which such portions of the Eliminated Space become vacant and Owner gives notice to Tenant of such vacancy and the Expiration Date shall not be affected thereby, the increases in the Fixed Rent and Tenant's Proportionate Share shall be equitably adjusted to reflect the fact that all or any portions of the Eliminated Space have not been restored to Tenant on the commencement of the Restoration Period but are restored to Tenant and included back in the Demised Premises on a date or dates after the commencement of the Restoration Period and (y) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby and (z) Tenant waives any right to rescind this Lease and to recover any damages which may result from the failure of Owner to deliver possession of all or any portion of the Estimated Space on the commencement of the Restoration Period. At the request of Owner, Tenant shall execute and deliver an instrument or instruments in form satisfactory to Owner, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions of this Section; however, neither Owner's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Section. The failure by Owner to exercise any option under this Section with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the premises affected thereby or any other portion of the Demised Premises. Owner and Tenant agree that (xx) any increase in the rental value of the

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

     Demised Premises over and above the fixed Rent payable pursuant to the provisions of this Lease, as such Fixed Rent may be increased from time to time pursuant to the provisions of this Lease, and (yy) any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant in connection with an assignment of the
     Tenant's interest in this Lease or the interest of any subtenant or other person claiming through or under Tenant under any sublease whether or not such assignment shall be effected with court approval in a proceeding of the types described in subsection 16.01 (c) or (d), or in any similar proceeding, or otherwise, shall accrue to the benefit of Owner and not to the benefit of Tenant, or of any subtenant or other person claiming through or under Tenant, or of the creditors of Tenant or of any such subtenant or other person claiming through or under Tenant Accordingly, it is agreed that if Owner shall fail to exercise its option to sooner terminate this Lease in connection with any proposed subletting by Tenant of all or substantially all of the
     Demised Premises, or its option to eliminate the Demised Premises or to eliminate from the Demised Premises any portion thereof in connection with any proposed subletting by Tenant of the entire Demised Premises or any portion thereof, or if any subtenant or other person claiming through or under Tenant shall sublet all or any portion of the Demised Premises, Tenant shall pay to Owner a sum equal to any Subletting Profit, as such term is hereinafter defined. All rentals and other sums payable by any subtenant to Tenant or to any subtenant or other person claiming through or under Tenant in connection with (i) any subletting of the entire Demised Premises in excess of the Fixed Rent then payable by Tenant to Owner under this Lease, or (ii) any subletting of a portion of the Demised Premises in excess of that proportion of the fixed Rent payable by Tenant to Owner under this Lease which the area of the portion of the Demised Premises so Sublet bears to the total area of the Demised Premises, are referred to, in the aggregate as "Subletting Profit"; in computing any Subletting Profit there shall be deducted first brokerage commission, reasonable legal and other professional fees and Alteration costs (which Alteration costs shall not exceed an amount equal to Twenty Five ($25.00) Dollars per rentable sq. ft. of the sublet space in question), reasonable advertising fees and reasonable rent concession periods (not to exceed three [3] months for any subletting) any such commissions, legal and other professional fees, Alteration costs, advertising fees and rent concessions shall be paid or granted by tenant or any such subtenant or other person claiming through or under Tenant in connection with such subletting owner and Tenant such that if Tenant, or any

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

     subtenant or other person claiming through or under Tenant, shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease as the case may be, whether or not such assignment shall be effected with court approval in a projecting of the types described in subsections 16.01 (c) or (d), or in any similar proceeding, or otherwise Tenant shall pay to Owner a sum equal to any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant for such assignment. All sums payable hereunder by Tenant shall be paid to Owner as additional rent immediately upon such sums being paid (after the permitted deductions from Subletting Profits referred to in the preceding provisions of this section have first been recouped) to Tenant or to any subtenant or other person claiming through or under Tenant and, if requested by Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of such sums to be paid to Owner, however, neither Owner's failure to request the execution of such agreement nor Tenant's failure to execute such agreement shall vitiate the provisions of this Section. For the purposes of this Section, a trustee, receiver or other representative of the Tenant's or any subtenant's estate under any federal or state bankruptcy act shall be deemed a person claiming through or under Tenant. Neither Owner's consent to any subletting nor anything contained in this Section shall be deemed to grant to any subtenant or other person claiming through or under Tenant the right to sublet all or any portion of the Demised Premises or to permit the occupancy of all or any portion of the Demised Premises by others. Neither any subtenant referred to in this Section nor its heirs, distributes executors, administrators, legal representatives, successors nor assigns without the prior consent of Owner in each instance, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any part thereof, or (ii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such subtenant and any sublease shall provide that any violation of the foregoing provisions of this sentence shall be an event of default thereunder. The sale, pledge, transfer or other alienation of (a) the issued and outstanding capital stock of any corporate subtenant (unless such stock is publicly traded on any recognized security exchange or over-the-counter market) or (b) any interest in any partnership or joint venture subtenant, however accomplished, and whether in a single

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

     transaction  or   in  a  series  of   related  or  unrelated
     transactions, shall be deemed for the purposes of this Section as an assignment of such sublease which shall require the prior consent of Owner in each instance and any sublease shall so provide.

     Section 11.04. In the event that, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in subsections 16.01 (c) and (d), or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to Section 16.01 based upon any of the Events of Default set forth in said subsections, Tenant, upon request of Owner given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Owner in the event of a disaimance or rejection or in the event of termination other than by act of Owner), shall (i) pay to Owner all Fixed Rents additional rent and other charges due and owing by the assignee to Owner under this Lease to and including the date of such disaffirmance, rejection or termination, and (ii) as "tenant", enter into a new lease with Owner of the Demised Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date unless sooner terminated as in such lease provided, at the same Fixed Rent and then executory terrns, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shad be subject to the pouessory rights of the assignee under this lease and the posseuory right of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, and (b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (c) such new lease shall require Tenant to pay all increases in the Fixed Rent reserved in this Lease which, had this lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of
     Article 23 of this lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. in the event Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Owner's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Owner shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as at the commencement date thereof by reason of Tenant's default thereunder. Nothing contained in this Section shall be deemed to grant to Tenant any right to assign Tenant's interest in this Lease. (See
     Article 42)

                              ARTICLE 12
                     OWNER'S INITIAL CONSTRUCTION

     Section  12.01.   Owner  agrees  to  perform work  and  make
     installations in the Demised Premises as set forth in Schedule A. Such work: and installation (including, without limitation, all work shown on Tenant's Plan which as been approved by Owner in accordance with the provisions of Schedule A) are referred to as "Owner's Initial Construction". All of the terms, covenants and conditions of Schedule A are incorporated in this lease by reference and shall be deemed a part of this Lease as though fully set forth in the body of this Lease.

                              ARTICLE 13
                      ACCESS TO DEMISED PREMISES

     Section l3.01. Owner and its agents shall have the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shad be necessary or permissible, to use a master key or to forcibly enter the Demised Premises; (ii) to erect, instate use and maintain pipes, ducts and conduits in and through the Demised Premises; (iii) to exhibit the Demised Premises to others; (iv) to make such decorations, repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, elevator, plumbing, electrical and other mechanical facilities, as Owner may deem necessary or desirable; (v) to take all materials into and upon the Demised Premises that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Demised Premises at any time during the Demised Term if Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises. The lessors under any ground or underlying lease and the holders of any mortgages affecting any such ground or underlying leases or the Building or the Real Property shall have the right to enter the Demised Premises from time to time through their respective employees, agents, representatives and architects to inspect the same or to cure any default of Owner or Tenant relating thereto. Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known which right shall include, without limitation the right to name the Building after any Tenant. Tenant acknowledges that Owner has advised Tenant that Owner presently intends to name the Building the "D'arcy Masius Benton & Bowles" or "DMB & B" Building.

     Section 13.02. All parts (except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, plumbing, electrical, telecommunication and other mechanical facilities, closets, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner. Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently ant unseasonably obstruct Tenant's access to the Demised Premises. Nothing contained in this Article shall impose any obligation upon Owner with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building.

     Section 13.03. Owner and its agents shall have the right to permit access to the Demised Premises, whether or not Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of talking possession of, or removing, any property of Tenant or any other occupant of the Demised Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the City, State or Federal Governments. Neither anything contained in this Section, nor any action taken by Owner under this Section, shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the Demised Premises.

     Section 13.04. The exercise by Owner or its agents or by the lessor under any ground or underlying lease or the holder of any mortgage affecting the Building or the Real Property of any right reserved in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any ground or underlying lease or upon the holder of any such mortgage, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. (See Article 43)

                              ARTICLE 14
                              VAULT SPACE

     Section 14.01. The Demised Premises do not contain any vaults, vault space or other space outside the boundaries of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan. Owner makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license, and if any such license shall be revolted, or if the amount of such space shall be diminished or required by any Federal, State or Municipal Authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner. Any fee, tax or charge imposed by any governmental authority for any such vault, vault space when Tenant uses such vault, vault space or other space shall be paid by Tenant.

                              ARTICLE 15
                       CERTIFICATE OF OCCUPANCY

     Section 15.01. Tenant will not at any time use or occupy, or permit the use or occupancy of, the Demised Premises in violation of any Certificate(s) of Occupancy covering the Demised Premises. Owner agrees that a temporary or permanent Certificate(s) of Occupancy covering the Demised Premises will be in force on the Commencement Date permitting the Demised Premises to be used as "offices". However, neither such agreement, nor any other provision of this Lease, nor any act or omission of Owner, its agents or contractors, shall be deemed to constitute a representation or warranty that the Demised Premises or any part thereof, may be lawfully used or occupied for any particular purpose or in any particular manner, in contradistinction to mere "office" use.


                              ARTICLE 16
                                DEFAULT

     Section 16.01. Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

          (a) if Tenant shall default in the payment when due of any installment of Fixed Rent or any increase in the Fixed Rent or in the payment when due of any additional rent, and such default shall continue for a period of seven (7) days after notice by Owner to Tenant of such default; or

          (b) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent, any increase in the Fixed Rent and additional rent) and Tenant shall fail to remedy such default within ten (10) days after notice by Owner to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of ten (10) days and Tenant shall not commence, promptly after receipt of such notice or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

          (c) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

          (d) if, within ninety (90) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

          (e) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Owner of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

          (f)  if the  Demised Premises  shall become  vacant for
     more  than  one  hundred   eighty  (180)  consecutive  days,
     deserted or abandoned; or

          (g) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 11, then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more such Events of Default, Owner, at any time thereafter, at Owner's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages and all other sums payable pursuant to the provisions of Article 18.

     Section 16.02. If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant" as used in subsections (c) and (d) of Section 16.01, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Owner from or on behalf of Tenant during the pendency of any proceeding of the types referred to in mid subsections (c) and (d) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by

     Owner shall not be deemed an acceptance of rent or a waiver on the part of Owner of any rights under Section 16.01.


                              ARTICLE 17
                               REMEDIES

     Section 17.01. If Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any increase in the Fixed Rent or any additional rent and such default shall continue for a period of seven (7) days after notice by Owner to Tenant of such default, or if this Lease and the Demised Term shall expire and come to an end as provided in Article 16:

          (a) Owner and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, reenter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

          (b) Owner, at Owner's option, may relet the whole or any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Owner, in its sole discretion, may determine. Owner shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Owner, at Owner's option, may make such repairs replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Owner, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

     Section 17.02. Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owners or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoice the remedies hereinbefore set forth is cumulative and shall not preclude Owner from invoking any other remedy allowed by law or in equity.


                              ARTICLE 18
                                DAMAGE

     Section 18.01. If this Lease and the Demised Term shall expire and come to an end as provided in Article 16, or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

          (a) Tenant shall pay to Owner all Fixed Rent, additional rent and other changes payable under this Lease by Tenant to Owner to the date upon which this Lease and the Demised Term shall have expired and come to an end or to the date of reentry upon the Demised Premises by Owner, as the case may be; and

          (b)  Tenant shall also be  liable for and  shall pay to

     Owner, as damages, any deficiency (referred to as "Deficiency") between the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 17.01 for any part of such period (first deducting from the rents collected under any such reletting all of Owner's expenses in connection with the termination of this Lease or Owner's reentry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorney's fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, Owner shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Owner's right to collect the Deficiency for any subsequent month by a similar proceeding Solely for the purposes of this subsection (b), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted, from time to time, to reflect any increases which would have been payable pursuant to any of the provisions of this Lease including, but not limited to, the provisions of Article 23 of this Lease if the term hereof had not been terminated; and

          (c) At any time after the Demised Term shall have expired and come to an end or Owner shall have re-entered upon the Demised Premises, as the case may be, whether or not Owner shall have collected any monthly Deficiencies as aforesaid, Owner shall be entitled to recover from Tenant, and Tenant shall pay to Owner, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of eight (8%) per cent per annum. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, shall have been relet by Owner for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Solely for the purposes of this subsection (c), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted to reflect any increases pursuant to the provisions of Article 23 for the Escalation Year and Tax Escalation Year immediately preceding such event.

     Section 18.02. If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 18. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 16, 17 or this Article shall be deemed to limit or preclude the recovery by Owner from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Owner may be entitled in addition to the damages set forth in Section 18 01.



                              ARTICLE 19
                     FEES AND EXPENSES; INDEMNITY

     Section 19.01. If Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner, at any time thereafter and without notice in cases of emergency and after the expiration of applicable grace periods in all other cases, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Owner with respect to such default.

     Section 19.02. Tenant agrees to indemnify and save Owner and Owner's agents harmless of and from all loss, cost, liability, damage and expense including, but not limited to, reasonable counsel fees, penalties and fines incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the breach or failure of any representation or warranty made by Tenant in this Lease, or
     (iii) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iv) any acts, omissions or negligence of Tenant or any such person, or the contraction, agents, servants, employees, visitors or licensees of Tenant or any such person, in or about the Demised Premises or the Building either prior to, during, or after the expiration of, the Demised Term, including, but not limited to, any acts, omissions or negligence in the making or performing of any Alterations. Tenant further agrees to indemnify and save harmless Owner, Owner's agents, and the lessor or lessors under all ground or underlying leases, of and from all loss, cost, liability, damage and expense, including, but not limited to, knowable counsel fees, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, act, omission or negligence referred to in the preceding sentence. If any action or proceeding shall be brought against Owner or Owner's agents, or the lessor or lessors under any ground or underlying lease, based upon any such claim and if Tenant, upon notice from Owner, shall cause such action or proceeding to be defended at Tenant's expense by counsel acting for Tenant's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Owner, without any disclaimer of liability by Tenant or such insurance carriers in connection with such claim, Tenant shall not be required to indemnify Owner, Owner's agents, or any such lessor for counsel fees in connection with such action or proceeding. Tenant shall maintain comprehensive public liability and water legal liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Demised Premises covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies or certificates of such insurance at least ten (10) days prior to the Commencement Date and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies Owner, its agents and any lessor under any ground or underlying lease shall be named as additional insured, which policies shall be issued by companies, and shall be in form and amounts reasonably satisfactory to Owner.


     Section 19.03. Tenant shall pay to Owner, within five (5) days next following rendition by Owner to Tenant of bills or statements therefor (i) sums equal to all reasonable expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees, in connection with the remedying by Owner, for Tenant's account pursuant to the provisions of Section 19.01, of any default of Tenant, and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 19.02, and (iii) sums equal to all/expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees, in collecting or attempting to collect the Fixed Rent, any additional rent or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Owner under this Lease or pursuant to law, whether by the institution and prosecution of summary proceedings or otherwise provided, however, Tenant shall not be required to reimburse Owner for the counsel fees referred to in this subdivision (iii)
     unless with respect to any such proceeding Owner shall prevail therein; and (iv) all other sums of money (other than Fixed Rent) accruing from Tenant to Owner under the provisions of this Lease. Any sum of money (other than Fixed
     Rent) accruing from Tenant to Owner pursuant to any provision of this Lease including, but not limited to, the provisions of Schedule A, whether prior to or after the Commencement Date, may, at Owner's option, be deemed additional rent, and Owner shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Fixed Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

     Section 19.04. If Tenant shall fail to make payment of any installment of Fixed Rent, or any increase in the Fixed Rent, or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Owner, in addition to such installment of Fixed Rent or such increase in the Fixed Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum equal to three (3%) percent per annum above the then current prime rate charged by Citibank (N.A.) or its successor of the amount unpaid computed from the date such payment was due to and including the date of payment.

                              ARTICLE 20
                           ENTIRE AGREEMENT

     Section  20.01. This  Lease  contains  the entire  agreement
     between  the   parties  and  all   prior  negotiations   and
     agreements  are  merged in  this  Lease.  Neither Owner  nor

     Owner's agents have made any representations or warranties with respect to the Demised Premises, the Building, the Real Property or this Lease except as expressly set forth in this Lease and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. This Lease may not be changed, modified or discharged, in whole or in part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Lease or any obligations under this Lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this Lease to the consent or approval of Owner shall be teemed to mean the written consent of Owner, or the written approval of Owner, as the case may be, and no consent or approval of Owner shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Owner.

                              ARTICLE 21
                              END OF TERM

     Section 21.01. On the date upon which the Demised Term shall expire and come to an end, whether pursuant to any of the provisions of this Lease or by operation of law, and whether on or prior to the Expiration Date, Tenant, at Tenant's sole cost and expense, (i) shall quit and surrender the Demised Premises to Owner, broom clean and in good order and condition, ordinary wear excepted, and (ii) shall remove all of Tenant's Personal Property and all other property and effects of Tenant and all persons claiming through or under Tenant from the Demised Premises and the Building, and (iii) shall repair all damage to the Demised Premises occasioned by such removal. Owner shall have the right to retain any property and effects which shall remain in the Demised Premises after the expiration or sooner termination of the Demised Term, and any net proceeds from the sale thereof, without waiving Owner's rights with respect to any default by Tenant under the foregoing provisions of this Section. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article. If said date upon which the Demised Term shall expire and come to an end shall fall on a Sunday or holiday, then Tenant's obligations under the first sentence of this Section shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Demised Term.

                              ARTICLE 22
                            QUIET ENJOYMENT

     Section 22.01. Owner covenants and agrees with Tenant that upon Tenant paying the Fixed Rent and additional rent reserved in this Lease and observing and performing all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Demised Term, subject, however, to the terms, covenants and conditions of this Lease including but not limited to, the provisions of Section 37.01, and subject to the ground and underlying leases and the mortgages referred to in Section 47.01.

                              ARTICLE 23
                      TAX AND OPERATING PAYMENTS

     Section 23.01. In the determination of any increase in the fixed Rent under the provisions of this Article, Owner and Tenant agree as follows:

          A. The term "Tax Escalation Year" shall mean each fiscal year commencing July 1st and ending on the following
     June 30th which shall include any part of the Demised Term.


          B. The term "Escalation Year" shall mean each calendar year which shall include any part of the Demised Term.

          C. The term "Taxes" Shall be deemed to include all real estate taxes and assessments, special or otherwise, upon or with respect to the Real Property imposed by the City or County of New York or any other taxing authority. if, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy or other tax than be substituted for or leaned against Owner or any owner or lessee of the Building or the Real Property, in lieu of any real estate taxes or assessments upon or with respect to the Real Property, such tax shall be included in the term "Taxes" for the purposes of this Article.

          D. Owner has applied for a certificate of eligibility from the Department of Finance of the City of New York determining that Owner is eligible to apply for a deferral of tax payments for the Real Property pursuant to the provisions of Chapter 56-A of the Administrative Code of the City of New York and the emulations promulgated pursuant to such Chapter. Any such tax deferral for the Real Property is referred to as "Tax Deferral" of such Tax Deferral is referred to as the "Tax Deferral Period". Owner agrees that Tenant shall not be required to (a) pay Taxes or charges which become due because of the willful neglect or fraud by Owner in connection with the program under which Owner shall receive the Tax Deferral or (b) otherwise relieve or indemnify Owner from any personal liability arising under
     Section 1319 of the Administrative Code of the City of New York, except where imposition of such Taxes, changes or liability is occasioned by actions of Tenant in violation of this Lease. Tenant agrees to report to Owner, as often as is necessary under such regulations, the number of workers engaged in employment in the Demised Premises the nature of each worker's employment and the residency of each worker and to provide access to the Demised Premises by employees and agents of the Department of Finance of the City of New York at all reasonable times at the request of Owner. Tenant represents to the Owner that, within the seven (7) years immediately preceding the date of this Lease, Tenant has not been adjudged by a court of competent jurisdiction to have been guilty of (x) an act, with respect to a building, which is made a crime under the provisions of Article 150 of the Penal Law of the State of New York or any similar law of another state, or (y) any act made a crime or violation by the provisions of Section 235 of the Real Property Law of the State of New York, nor is any charge for a violation of such laws presently pending against Tenant. Tenant further agrees to cooperate with Owner in compliance with such Chapter and regulations to aid Owner in obtaining and maintaining the Tax Deferral. Tenant shall not be required to pay any fees or charges or incur any expense or Obligation other than for providing reasonably required information in connection with Tenant's cooperation referred to in the foregoing sentence.

          E. The term "Tenant's Proportionate Share" shall mean three and 15/100 (3.15%) percent.

          F. The term "Owner's Tax Statement" shall mean a statement containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 23.02.

          G. The term "Owner's Operating Expense Statement" shall mean a statement containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 23.04.

          H. The term "Operating Expenses" shall mean the aggregate cost and expense actually incurred and paid Owner in the operation, maintenance, management and security of the Real Property and any plazas, sidewalks and curbs adjacent thereto including, without limitation, the cost and expense of the following salaries, wages, medical, surgical and general welfare and other so-called "fringe" benefits (including group insurance and retirement benefits) for employees (including, but not limited to, employees who provide twenty-four (24) hour serviced seven (7) days per weeks throughout the year) of Owner or any contractor of Owner engaged in the cleaning, operation, maintenance or management of the Real Property or engaged for security purposes and/or for receiving or transmitting deliveries to and from the Building, and payroll taxes and workmen's compensation insurance premiums relating thereto, gas, steam (without giving effect to any repayment by the public utility supplying such steam to Owner on account of a prepayment made by Owner to such public utility for bringing steam service to the Real Property), water, sewer rental, electricity, utility taxes, rubbish removal, fire, casualty, liability, rent and other insurance carried by Owner, repairs, repainting, replacement, maintenance of grounds, Building supplies, uniforms and cleaning thereof, snow removal, window with independent contractors for any of the forgoing (including, but not limited to, elevator, air conditioning and fire alarm and communication equipment maintenance), management fees (whether or not paid to any person, firm or corporation having an interest in or under common ownership with Owner or any of the persons, firms or corporations comprising Owner, or to any firm or Corporation in which any partner of Owner has an interest), legal fees and disbursements and other expenses without limitation, legal fees and expenses incurred in connection with any application or proceeding brought for reduction of the assessed valuation of the Real Property or any part thereof, and legal fees for summary proceedings to dispossess tenants, and the enforcement of leases, auditing fees, all costs of compliance under the provisions of any present or future ground or underlying leases of the Real Property or any portion thereof other than the payment of rental and impositions thereunder and increases in the basic rent under such leases as a result of adjustments in such basic rent and any cost or expense specifically excluded from the definition of Operating Expenses as provided herein and all other costs and expenses actually incurred and paid in connection with the operation, maintenance, management and security of the Real Property, and any plazas, sidewalls and curbs adjacent thereto, but excluding, nevertheless, the cost and expense of the following (i) leasing commissions;

     (ii) management fees in excess of generally prevailing rates in the Borough of Manhattan for buildings of like class and character in which the managing agent does not receive any leasing commissions; (iii) executives' salaries above the grade of building manager and superintendent; (iv) capital improvements and replacements which under generally accepted accounting principles and practice would be classified as capital expenditures, except the cost and expense of any improvement, alteration, replacement or installation made or performed after completion of the construction of the Building which is either (a) required by law or (b) results in savings or reductions in Operating Expenses (such improvements, alterations, replacements and installations are referred to as "Included Improvements"); the cost and expense of Included Improvements shall be included in Operating expenses for any Escalation Year to the extent of
     (x) the annual amortization or depreciation of the cost and expense to Owner of such Included Improvements, as amortized on a straight line basis over ten (l0) years, made during any such Escalation Year plus (y) an annual charge for interest upon the unamortized or undepreciated portions of such cost and expense at the average prime rate during the Escalation Year in question; provided, however, with respect to the Included Improvements under subdivision (b) above, the amount of such Included Improvements included in Operating Expenses for any such Escalation Year, plus such charge for interest for such Year allocable to such Included Improvement, shall not exceed the amount of such savings or reductions in Operating Expenses for such Escalation Year unless such savings or reductions in Operating Expenses for prior Escalation Years exceeded, in the aggregate, the amounts paid by Tenant to Owner with respect to such Included Improvements pursuant to said subsection (b) for such prior Escalation Years (any such excess is referred to as a 'Shortfall") in which event the amount of such Included Improvements included in Operating Expenses for such Escalation Year shall not exceed the total of the amount of such savings or reductions in Operating Expenses for such Escalation Year plus such Shortfall. any other item which under generally accepted accounting principles and practice would not be regarded as an operating, maintenance or management expense; (vi) any item for which Owner is compensated through proceeds of insurance/or Condemnation award (vii) any specific compensation which is charged to any tenant for services rendered to such tenant by Owner above and beyond those services generally rendered by Owner to tenants in the Building without specific compensation therefore; (viii) ground rent and any rent, additional rent or other charge under any ground lease, including, but not limited to, the Ground and Development Rights Lease; (ix)

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

     debt service  and other  costs of financing  or refinancing;
     (x) legal fees and disbursements in connection with disputes (including, without limitation, summary proceedings) with tenants of the Building unless such disputes relate to matters which affect Tenant s (or any other tenant s) use or occupancy, or enjoyment of, the Building, the Demised Premises or the space occupied by any such tenant and other legal fees and disbursements unless they are incurred in connection with the maintenance and security of the Real Property in accordance with generally accepted accounting principles (provided that in all events there shall always be included in Operating Expenses legal fees and expenses incurred in connection with any application or proceeding brought for reduction of the assessed valuation of the Real Property or any part thereof); (xi) advertising and promotion expenses; (xii) all costs of constructing any space in the Building for occupancy by a tenant or painting or repainting such space; (xiii) Taxes; (xiv) the cost of electric current or gas furnished to any tenanted space in the Building; (xv) auditing fees, other than those incurred in connection with the maintenance and operation of the Building and the preparation of statements required pursuant to this Lease and any other leases of space in the Building.

          1. The term "Monthly Escalation Installment" shall mean a sum equal to one-twelfth (1/12) of the increase in the Fixed Rent payable pursuant to the provisions of subsection
     23.04 A for the Escalation Year with respect to which Owner has most recently rendered an Owner's Operating Expense Statement, appropriately adjusted to reflect (i) in the event such Escalation Year is a partial calendar year, the increase in the Fixed Rent which would have been payable for such Escalation Year if it had been a full calendar year, and (ii) the amount by which current Operating Expenses as reasonably estimated by Owner exceed Operating Expenses as reflected in such Owner's Operating Expense Statement; and
     (iii) any net credit balance to which Tenant may be entitled pursuant to the provisions of subsection 23.05 C.

          J. The term "Monthly Escalation Installment Notice" shall mean a notice given by Owner to Tenant which sets forth the current Monthly Escalation installment; such Notice may be contained in a regular monthly rent bill, in an Owner's Operating Expense Statement or otherwise, and may be given from time to time, but not more than monthly, at Owner's election.

     Section  23.02. A.  The  Fixed Rent for  each Tax Escalation
     Year   shall  be  increased  by  a  sum  equal  to  Tenant's
     Proportionate Share of Taxes for such Tax Escalation Year.

          B. Unless the Commencement Date shall occur on a July 1st, any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section 23.02 for the Tax Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to June 30th of such Tax Escalation Year, both inclusive, shall bear to the total number of days in such Tax Escalation Year. Unless the Demised Term shall expire on a June 30th, any income in the Fixed Rent pursuant to the provisions of said subsection A for the Tax Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from July 1st of such Tax Escalation Year to such date of expiration, both inclusive, shall bear to the total number of days in such Tax Escalation Year.

     Section 23.03. A. Owner shall render to Tenant, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises, an Owners Tax Statement or Statements with respect to each Tax Escalation Year, either prior to or during such Tax Escalation Year./Owners failure to render an Owners Tax Statement with respect to any Tax Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Tax Escalation Year nor shall it deprive Tenant of any credit to which it otherwise might be entitled to for any Tax Escalation Year pursuant to the provisions of subsection C of this Section 23.03. Tenant acknowledges that under present law, Taxes are payable by Owner (i) with respect to a fiscal year commencing July 1st and ending on the following June 30th, and (ii) in two (2) installments, in advance, the first of which is payable on July 1st, and the second and final payment of which is payable on the following January 1st. Within ten (10) days next following rendition of the first Owner's Tax Statement which shows an increase in the Fixed Rent for any Tax Escalation Year, Tenant Shall pay to Owner one-half of the amount of the increase shown upon such Owner's Tax Statement for such Tax Escalation Year (including any apportionment pursuant to the provisions of subsection B of Section 23.02); and, subsequently, provided Owner shall have rendered to Tenant an Owner's Tax Statement, Tenant shall pay to Owner not later than thirty (30) days prior to the date on which the installment of Taxes is required to be paid by Owner a sum equal to one half (1/2) of Tenant's Proportionate Share of Taxes payable with respect to such Tax Expiation Year as shown on such Owner's Tax Statement, Tenant further acknowledges that it is the purpose and intent of this
     Section 23.03  to provide Owner with  Tenant's Proportionate

     Share of the increases in the Fixed Rent pursuant to the provisions of this subsection A thirty (30) days prior to the time such instrument of Taxes is required to be paid by Owner without penalty or interest. Accordingly, Tenant agrees if the number of such installments and/or the date of payment thereof and/or the fiscal year used for the purpose of Taxes shall change then (a) at the time that any such revised installment is payable by Owner, Tenant shall pay to Owner the amount which shall provide Owner with Tenant's Proportionate Share of the increase in the Fixed Rent pursuant to the provisions of Section 23.02A applicable to the revised installment of Taxes then required to be paid by Owner. and (b) this Article shall be appropriately adjusted to reflect such change and the time for payment to Owner of Tenant's Proportionate Share of any increase in Taxes as provided in this Article shall be appropriately revised so that Owner shall always be provided with Tenant's Proportionate Share of the increase in the Fixed Rent thirty
     (30) days prior to the installment of Taxes required to be paid by Owner. Notwithstanding the foregoing provisions of this subsection A to the contrary, in the event the holder of any mortgage affecting any ground or underlying lease, including, but not limited to, the Ground and Development Rights Lease, shall require Owner to make monthly deposits on account of real estate taxes, then this Article shall be appropriately adjusted to reflect the requirement that Owner make monthly deposits on account of real estate taxes so that Owner shall always be provided with one-twelfth (1/12th) of Tenant's Proportionate Share of such increase in the Fixed Rent with respect to any Tax Escalation Year thirty (30) days prior to the payment by Owner of such monthly deposits on account of real estate taxes.

          B. Tenant acknowledges that its obligations under the provisions of subsection 23.02.A. will be greater if Owner fails to obtain a Tax Deferral and agrees that Owner shall have no liability to Tenant nor shall Tenant be entitled to any abatement or diminution of rent if Owner fails to obtain a Tax Deferral. Tenant further acknowledges that its obligations under the provisions of subsection 23.02.A. shall increase during and at the expiration of the Tax Deferral Period as the law and regulations pursuant to which Owner may obtain a Tax Deferral provides for limited deferrals of tax payments for the first (1st) seven tax years following the issuance of a certificate of eligibility (100% for the first three years, 80% for the fourth year, 60% for the fifth year, 40% for the sixth year and 20% for the seventh year) and the payment by Owner of the total amount of tax payments deferred commencing in the eleventh tax year following the issuance of a certificate of eligibility, through and including the twentieth tax year following such issuance, by adding an amount equal to 10% percent of the total amount of tax payments deferred to the amount of tax otherwise assessed and payable in each such tax year.

          C. If, as a result of any application or proceeding brought by or on behalf of Owner for reduction of the assessed valuation of the Real Property there shall be a decrease in Taxes for any Tax Escalation Year with respect to which Owner Shell have previously rendered an Owner's Tax Statement. the next monthly instalment or installments of Fixed Rent following such decrease shall include an adjustment of the Fixed Rent for such Tax Escalation Year reflecting a credit to Tenant equal to the amount by which
     (i) the Fixed Rent actually paid by Tenant with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of subsection A of Section 23.02), shall exceed (ii) the Fixed Rent payable with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of subsection A of
     Section 23.02) based upon such reduction of the assessed valuation.

     Section 23.04. A. The Fixed Rent for each Escalation Year shall be increased by a sum equal to Tenant's Proportionate
     Share of Operating Expenses for such Escalation Year.

          B. Unless the Commencement Date shall occur on a January 1st, any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section 23.04 for the Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to December 31st of such Escalation Year, both inclusive, shall bear to the total number of days in such Escalation Year. Unless the Demised Term shall expire on a December 31st, any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section 23.04 for the Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from January 1st of such Escalation Year to such date of expiration, both inclusive, shall bear to the total number of days in such Escalation Year.

          C. In the determination of any income in the Fixed Rent pursuant to the foregoing provisions of this Section 23.04, if the Building shall not have been fully occupied during any Escalation Year, Operating Expenses for such Escalation Year shall be equitably adjusted (by including such additional expenses as Owner would have incurred) to the extent, if any, required to reflect full occupancy.

     Section 23.05. A. Owner shall render to Tenant, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises, an Owner's Operating Expense Statement with respect to each Escalation Year on or before the next succeeding October 1st. Owner's failure to render an Owner's Operating Expense Statement with respect to any Formation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Escalation Year.

          B. Within thirty (30) days next following rendition of the first Owner's Operating Expense Statement which shows an increase in the Fixed Rent for any Escalation Year, Tenant shall pay to Owner the entire amount of such increase. In order to provide for current payments on account of future increases in the Fixed Rent payable by Tenant pursuant to the provisions of subsection 23.04 A, Tenant shall also pay to Owner at such time, provided Owner has given to Tenant a Monthly Escalation Installment Notice, a sum equal to the product of (i) the Monthly Escalation lnstallment set forth in such notice multiplied by (ii) the number of months or partial months which shall have elapsed between January 1st of the Escalation Year in which such payment is made and the date of such payment less any amounts theretofore paid by Tenant to Owner on account of increases in the Fixed Rent for such Escalation Year pursuant to the provisions of the penultimate sentence of this Section 23.05 B; thereafter Tenant shall make payment of a Monthly Escalation installment throughout each month of the Demised Term. Monthly Formation installments shall be added to and payable as part of each monthly installment of Fixed Rent. Notwithstanding anything to the contrary contained in the foregoing provisions of this Article, prior to the rendition of the first Owner's Operating Expense Statement which shows an increase in the fixed Rent for any Escalation Year, Owner may render to Tenant a pro-forma Owner's Operating Expense Statement containing a bona fide estimate of the increase in the Fixed Rent for the Escalation Year in which the Commencement Date shall occur. Following the rendition of such pro-forma Owner's Operating Expense Statement, Tenant shall pay to Owner a sum equal to one twelth (1/12) of the estimated increase in the Fixed Rent shown thereon for such Escalation Year multiplied by the number of months which may have elapsed between the Commencement Date and the month in which such payment is made and thereafter pay to Owner, on the first day of each month of the Demised Term (until the rendition by Owner of the first Owners Operating Expense

     Statement) a sum equal to one-twelth (1/12) of the increase in the Fixed Rent shown on such pro-forma Owner's Operating Expense Statement. Any sums paid pursuant to the provisions of the immediately preceding sentence shall be credited against the sums required to be paid by Tenant to Owner pursuant to the Owner's Operating Expense Statement for the first Escalation Year for which there is an increase in the Fixed Rent pursuant to the provisions of subsection A.

          C. Following rendition of the first Owner's Operating Expense Statement and each subsequent Owner's Operating Expense Statement a reconciliation shall be made as follows:
     Tenant shall be debited with any increase in the Fixed Rent shown on such Owner's Operating Expense Statement and credited with the aggregate amount, if any, paid by Tenant in accordance with the provisions of subsection B of this Section on account of future increases in the Fixed Rent pursuant to subsection 23.04.A. which has not previously been credited against increases in the Fixed Rent shown on Owner Operating Expense Statements. Tenant shall pay any net debit balance to Owner within thirty (30) days next following rendition by Owner, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises of an invoice for such net debit balance; any net credit balance shall be applied as an adjustment against the next accruing Monthly Escalation Installment.

     Section 24.02. No act or thing done by Owner or Owner's agents during the Demised Term shall constitute a valid acceptance of a surrender of the Demised Premises or any remaining portion of the Demised Term except a written instrument accepting such surrender, executed by Owner. No employee of Owner or of Owner's agents shall have any authority to accept the keys of the Demised Premises prior to the termination of this Lease and the Demised Term, and the delivery of such keys to any such employee shall not operate as a termination of this Lease or a surrender of the Demised Premises; however, if Tenant desires to have Owner sublet the Demised Premises for Tenant's account, Owner or Owner's agents are authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby relieves Owner of any liability for loss of, or damage to, any of Tenant's property or other effects in connection with such subletting. The failure of Owner to seek redress for breach or violation of, or to insist upon the strict performance of, any term, covenant or condition of this Lease on Tenant's part to be observed or performed, shall not prevent a subsequent act or omission which would have originally constituted a breach or violation of any such term, covenant or condition from having all the force and effect of an original breach or violation. The receipt by Owner of rent with knowledge of the breach or violation by Tenant of any term, covenant or condition of this Lease on Tenant's part to be observed or performed shall not be deemed a waiver of such breach or violation. Owner's failure to enforce any Building Rule against Tenant or against any other tenant or occupant of the Building shall not be deemed a waiver of any such Building Rule. No provision of this Lease shall be deemed to have been waived by Owner unless such waiver shall be set forth in a written instrument executed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the aggregate of all Fixed Rent and additional rent then due under this Lease shall be deemed to be other than on account of the first accruing of all such items of Fixed Rent and additional rent then due, no endorsement or statement on any check and no letter accompanying any check or other rent payment in any such lesser amount and no acceptance of any such check or other such payment by Owner shall constitute an accord and satisfaction, and Owner may accept any such check or payment without prejudice to Owner's right to recover the balance of such rent or to pursue any other legal remedy.



                              ARTICLE 25
                    MUTUAL WAIVER OF TRAIL BY JURY

     Section 25.01. Owner and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Owner or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy, however, the foregoing waiver shall not apply to any action for personal injury or property damage. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Owner commences any summary proceeding for non-payment of rent. Tenant agrees not to interpose any non-compulsory counterclaim of whatever nature or description in any such proceeding.


                              ARTICLE 26
                         INABILITY TO PERFORM

     Section 26.01. lf by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Owner is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Owner under the provisions of Article 29 or any other Article of this Lease or any collateral instrument, or is unable to perform or makes or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this Lease or under any collateral instruments or is unable to fulfill or is delayed in fulfilling any of Owner's other obligations under this Lease or any collateral instruments no such inability or delay shall constitute an actual or constructive eviction, in whole or in part or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease. or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interrupts of Tenants's businesses, or otherwise. (See Article 45).


                              ARTICLE 27
                                NOTICES

     Section 27.01. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional), addressed (a) to Tenant addressed to Charles Persing (i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premise (b) to Owner at Owner's address set forth in this Lease, with a copy to Goldfarb & Fleece, 345 Park Avenue, New York, New York 10154 or (c) addressed to such other address as either Owner or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Section.

                              ARTICLE 28
                          PARTNERSHIP TENANT

     Section 28.01 . If Tenant is a partnership (or is composed of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article II (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (i) the liability of each of the persons comprising Partnership Tenant shall be joint and several, individually and as a partner, and (ii) each of the persons comprising Partnership Tenant, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Owner, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the persons comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the persons comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such persons and shall be binding upon Partnership Tenant and all such persons, and (iv) if Partnership Tenant shall admit new partners, all of such new Partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and shall be liable for such performance, together with all other parties jointly or severally, individually and as a partner, and (v) Partnership Tenant shall give prompt notice to Owner of the admission of any such new partners, and, upon demand of Owner, shall cause each such new partner to execute and deliver to Owner an agreements in form satisfactory to Owner, wherein each such new partner shall so assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Owner's failure to request any such agreement nor the failure of any such new panther to execute or deliver any such agreement to Owner shall vitiate the provisions of subdivision (iv) of this Section).

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

                              ARTICLE 29
                        UTILITIES AND SERVICES

     Section 29.01. Owner, at Owner's expense, shall furnish necessary elevator facilities on business days from 8:00 A
     M. to 6:00 P.M. and shall have a passenger elevator subject to call at all other times. At any time or times all or any of the elevators in the Building may, at Owner's option, be automatic elevators, and Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time, elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service. Tenant acknowledges that Owner has designated one (1) of the freight elevators for the exclusive use of another tenant of the Building and Tenant shall have no right to use such elevator without Owner's consent. Tenant shall not be Charged any fee for the use of the freight elevators in connection with Tenant's move into the Demised Premises.

     Section 29.02. Owner, at Owner's expense (subject to the provisions of this Section and Section 29.04), shall furnish and distribute to the Demised Premises through the Building heating, ventilating and air conditioning (referred to as "HVAC") systems, when required for the comfortable occupancy of the Demised Premises, heated, cooled ant outside air, at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities, on a year round basis, from 8.00 a m. to 6.00 p.m. on business days. Tenant understands, however, that the equipment which will be employed in distributing air will be connected to Tenant's electric meter and Tenant shall be appropriate for payment of all electricity consumed by such equipment Notwithstanding the foregoing provisions of this Section, Owner Shall not be responsible if the normal operation of the HVAC systems shall fail to provide conditioned air at reasonable temperatures pressures or degrees of humidity or in reasonable volumes or velocities in ny portions of the Demised Premises (a) which shall have an electric load in excess of three and one-half (1/2) watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area (the average electrical load and human occupancy factors for which the HVAC systems have been designed) or (b) because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant Notwithstanding such design of the HVAC systems, Tenant acknowledges that Owner's Initial

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

     Construction shall provide for an electrical load in the Demised Premises which than conform to the New York State Energy Conservation Construction Code, and which accordingly may be less than three and one-half (3 1/2) watts per square foot of usable area for all purposes (including lighting and power.) Whenever said HVAC systems are in operation, Tenant agrees to cause all the windows in the Demised Premises to be kept closed and to cause the venetian blinds in the Demised Premises to be kept closed if necessary because of the position of the sun. Tenant agrees to cause all the windows in the Demised Premises to be closed whenever the Demised Premises are not occupied. Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the Building HVAC systems.

     Section 29. 03. A. Provided Tenant shall keep the Demised Premises in order, Owner, at Owner's expense, shall cause the of office areas of the Demised Premises to be cleaned substantially in accordance with the standards set forth in Schedule C, all of the terms, covenants and conditions of which are incorporated in this Lease by reference and shall be deemed a part of this Lease, as though fully set forth in the body of this Lease and shall cause Tenant's ordinary office waste paper refuse to be removed, provided that Owner shall not be required to empty garbage cans having a capacity in excess of nine (9) gallons. Tenant acknowledges that Owner's obligation to cause the office areas of the Demised Premises to be cleaned excludes any portions of the Demised Premises not used as office areas (e.g, storage, mail and computer areas, private lavatories in contradistinction to core toilets used for the storage, preparation, service or consumption of food or beverages and the broadcasting areas of the Demised Premises). Tenant shall pay Owner at Building standard rates or, if there are no such rates, at reasonable rates, for the removal of any of Tenant's refuge or rubbish other than ordinary office waste paper refuse, from the Building, and Tenant, at Tenant's expense, shall cause all portions of the Demised Promises not used as office areas to be cleaned daily in a manner/satisfactory to Owner. Tenant also shall cause all portions of the Demised Premises used for the storage preparation, service or consumption of food or beverages to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation. Tenant shall contract independently with Owner or its cleaning services contractor for the removal of such other refuse and rubbish and for cleaning services in addition to those furnished by Owner

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

     and for the purpose of providing extermination services required to be performed by Tenant.

          B. Tenant acknowledges and is aware that the cleaning services required to be furnished by Owner pursuant to this Section may be furnished by a contractor or contractors employed by Owner and agrees that Owner shall not be deemed in default of any of its obligations under this Section
     29.03 unless such default shall continue for an unreasonable period of time after notice from Tenant to Owner setting forth the specific nature of such default.

     Section 29.04. A. Tenant shall make arrangements to supply all electricity in the Demised Premises, including, but not limited to, electricity to serve the Air conditioning and ventilating equipment and hot water heater to be installed by Owner as part of Owner's Initial Construction, by contracting directly with the public utility corporation furnishing electricity to the Building and shall pay said utility corporation for all current consumed in or about the Demised Premises. In connection with the purchase of electric energy by Tenant, Owner shall install on each floor comprising the Demised Premises a meter pan for one meter which measures both demand and consumption. Tenant shall arrange with such public utility corporation for the installation, at Tenant's sole cost and expense, of such meter.

          B. If either the quantity or character of electrical service is changed by the public utility corporation supplying electrical service to the Building or is no longer available or suitable for Tenants requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

          C. Owner represents that the electrical feeder or riser capacity serving the Demised Premises on the Commencement Date shall be adequate to serve the lighting fixtures and electrical receptacles installed in the Demised Premises initially by Owner pursuant, to the provisions of Paragraph II of Schedule A and HVAC equipment required to be installed in the Demised Premises initially by Owner pursuant to the provisions of Paragraph I of Schedule A. Any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary

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

     in connection with such feeders or risers, shall be installed by Owner upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Owner' reasonable judgement, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to, interfere with, or disturb, other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises. Tenant shall not make or perform or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Demised premises without the prior consent of Owner in each instance.

     Section 29.05. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory and drinking purposes, Owner may install a hot water meter and a cold water meter and thereby measure Tenant's consumption of water for all purposes. Tenant shall pay to Owner the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters and sewer charges, taxes and any other governmental charges thereon, as and when bills are rendered. Tenant understands that the hot water heater will be connected to Tenant's electric meter and that Tenant shall be responsible for payment of all electricity consumed by such equipment For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when such meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

     Section 29.06. The Fixed Rent does not reflect or include any charge to Tenant for the furnishing or distributing of any freight elevator or HVAC services to the Demised Premises during periods (referred to as "Overtime Periods") other than the hours and days set forth above in this
     Article for the furnishing and distributing of such services. Accordingly, if Owner Shall furnish any such freight elevator or HVAC services to the Demised Premises at

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

     the request of Tenant during Overtime Periods, Tenant shall pay Owner for such services at the standard rates then fixed by Owner for the Building or, if no such rates are then fixed, at reasonable rates. Owner shall not be required to furnish any such services during Overtime Periods, unless Owner has received reasonable advance notice from Tenant requesting such services. If Tenant fails to give Owner reasonable advance notice requesting such services during any Overtime Periods, then, whether or not the Demised Premises are habitable during such Periods, failure by Owner to furnish or distribute any such services during such Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

     Section 29.07. Owner reserves the right to stop the service of the HVAC, elevator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                              ARTICLE 30
                               CAPTIONS

     Section 30.01. The captions preceding the Articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease.


                              ARTICLE 31
         MISCELLANEOUS DEFINITIONS AND SEVERABILITY PROVISIONS

     Section 31.01. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and holidays, the

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

     term "Saturdays" as used in this Lease shall exclude holidays and the term "holidays" as used in this Lease shall mean all days observed as legal holidays by either the New
     YorK State Government or the Federal Government.

     Section 31.02. The terms "person" and "persons" as used in this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public amenities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

     Section 31.03. The term "prime rate" shall mean the rate of interest announced publicly by Citibank, N.A., or its successor, from time to time, as Citibank, N.A.'s or such successor's base rate, or if there is no such base rate, then the rate of interest charged by Citibank, N.A. or its successor to its most creditworthy customers on commercial loans having a ninety (90) day duration.

     Section 31.04. If any term, covenant or condition of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby.



                             ARTICLE 32
                          ADJACENT EXCAVATION

     Section 32.01. If an excavation shall be made upon land adjacent to the Real Property, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the walls and other portions of the Building from injury or damage and to support the same by proper foundations and no such entry shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or said person.

                              ARTICLE 33
                            BUILDING RULES

     Section 33.01. Tenant shall observe faithfully, and comply strictly with, and shall not permit the violation of, the Building Rules set forth in Schedule B annexed to and made a part of this Lease and such additional reasonable Building

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

     Rules as  Owner may,  from time  to time,  adopt all of  the terms, covenants and conditions of Schedule B are incorporated in this lease by reference and shall be deemed part of this lease as though fully set forth in the body of this Lease The term "Building Rules" as used in this Lease shall include those set forth in Schedule B and those hereafter made or adopted as provided in this Section in case Tenant disputes the reasonableness of any additional Building Rule hereafter adopted by Owner, the parties hereto agree to submit the question of the reasonableness of such Building Rule for decision to the Chairman of the Board of Director of the Management Division of the Real Estate Board of New York, Inc., or its successor, or so such impartial person or persons as he may designate, whose determination shall be final and conclusive upon Owner and Tenant. Tenants right to dispute the reasonableness of any additional Building Rule shall be deemed waived unless asserted  by service  of a  notice upon Owner  within thirty
     (30) days after the date upon which Owner shall give notice to Tenant of the adoption of any such additional Building Rule. Owner shall have no duty or obligation to enforce any Building Rule, or any term, covenant or condition of any other lease, against any other tenant or occupant of the Building, and Owner's failure or refusal to enforce any Building Rule or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Any Building Rule not enforced generally against other tenants of the Building shall not be enforced against tenant.

                              ARTICLE 34
                                BROKER

     Section 34.01. Tenant represents and warrants to Owner that Cushman & Wakefield, Inc. is the sole broker with whom Tenant has negotiated or otherwise dealt with in connection with the Demised Premises or in bringing about this Lease. Owner represents and warrants to Tenant that Cushman & Wakefield, Inc. is the sole broker with whom Owner has negotiated or otherwise dealt with in connection with the Demised Premises or in bringing about this Lease. Each party shall indemnify the other from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any breach of the foregoing representation and warranty. Owner agrees to pay a brokerage commission to Cushman & Wakefield, Inc. in accordance with the provisions of a separate agreement between Owner and Cushman & Wakefield, Inc.

                              ARTICLE 35
                               SECURITY

     Section 35.01. The sum of FOUR HUNDRED THOUSAND ($400,000.00) Dollars representing security (referred to as "Security") for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed is due and payable at the time of the execution and delivery of this Lease in the event of any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this lease on the part of Tenant to be observed or performed including, but not limited to, ny default in the payment when due of any monthly installment of the Fixed Rent or of any additional rent, Owner may use or apply all or any part of the Security for the payment to Owner for Tenant's account of any sum or amount due under this Lease, without thereby waiving any other rights or remedies of Owner with respect to such default Tenant agrees to replenish all or any part of the Security so used or applied during the Demised Term. After (i) the Expiration Date or any other date upon which the Demised Term shall expire and come to an end, and (ii) the full observance and performance by Tenant of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, including, but not limited to, the provisions of
     Article 21, Owner shall return to Tenant the balance of the Security then held or retained by Owner. Owner agrees that, unless prohibited by law or by the general policies of lending institutions in New York City, Owner shall deposit the Security in a money market account selected by Owner with Chase Manhattan Bank N.A. in New York City in which event all interest accruing therein shall be remitted to Tenant annually provided Tenant is not then in default in the observance or performance of any of terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the applicable grace period provided in this Lease for the curing of such default.

          Tenant agrees that Tenant shall not assign or encumber any part of the Security, and no assignment or encumbrance by Tenant of all or any part of the Security shall be binding upon Owner, whether made prior to, during, or after the Demised Term. Owner shall not be required to exhaust its remedies against Tenant or against the Security before having recourse to any other form of security held by Owner and recourse by Owner to any form of security shall not affect any remedies of Owner which are provided in this Lease or which are available to Owner in law or equity. In the event of any sale, assignment or transfer by Owner named herein (or by any subsequent Owner) of its interest in the Building as owner or lessee, Owner (or such subsequent owner) shall have the right to assign or transfer the Security to its grantee, assignee or transferee and, in the event of such assignment or transfer, Owner named herein, (or such subsequent Owner) Shall have no liability to Tenant for the return of the Security and Tenant shall look solely to the grantee, assignee or transferee for such return. A lease of the entire Building shall be deemed a transfer within the meaning of the forming sentence.

     Section 35.02. Provided Tenant is not then in default in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the applicable grace periods provided for the curing of such default, then Owner shall return to Tenant the sum of ONE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE ($133,333.00) DOLLARS of such Security on the second (2nd) anniversary of the Commencement Date.

     Section 35.03. Provided Tenant is not then in default in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the applicable grace periods provided for the curing of such default then Owner shall return to Tenant the sum of ONE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE ($133,333.00) DOLLARS of such Security on the fourth (4th) anniversary of the Commencement Date.

                              ARTICLE 36
                           ARBITRATION, ETC.

     Section 36.01. Any dispute (i) with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Sections 3.01 or
     11.03 with respect to which request Owner has agreed, in such Sections, not unreasonably to withhold such consent or approval, or (ii) arising out of the application of the Operating Expenses provisions of Article 23, which is submitted to arbitration shall be finally determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. In making their determination, the arbitrators shall not subtract from, add to, or otherwise modify any of the provisions of this Lease. Owner and Tenant may, at their own expense, be represented by counsel and employ expert witnesses in any such arbitration. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to any of the provisions of this Lease (other than Sections 3.01 and 11.03) with respect to which Owner has covenanted not unreasonably to withhold such consent or approval, and any dispute arising with respect to the application of the tax payment provisions of
     Article  23   shall  be   determined  by   applicable  legal
     proceedings. If the determination of any such legal proceedings, or of any arbitration held pursuant to the provisions of this Section with respect to disputes arising under Sections 3.01 and 11.03, shall be adverse to Owner, Owner shall be deemed to have granted the requested consent or approval, or be bound by any determination as to Taxes and the increases in Fixed Rent relating thereto, but that shall be Tenant's sole remedy in such event and Owner shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent or approval, or otherwise. Each party shall pay its own counsel and expert witness fees and expense, if any, in connection with any arbitration held pursuant to the provisions of this Section and the parties will share all other expenses and fees of any such arbitration.

                              ARTICLE 37
                             PARTIES BOUND

     Section 37.01. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Owner and Tenant and, except as otherwise provided in this Lease, their respective heirs, distributees, executors, administrators, successors and assigns. However, the obligations of Owner under this Lease shall no longer be binding upon Owner named herein after the sale, assignment or transfer by Owner named herein (or upon any subsequent Owner after the sale, assignment or transfer by such subsequent Owner) of its interest in the Building as owner or lessee, and in the event of any such sale, assignment or transfer, such obligations shall thereafter be binding upon the grantee, assignee or other transferee of such interests and any such grantees, assignee or transferee, by accepting such interest, shall be deemed to have assumed such obligations. A Lease of the entire Building shall be deemed

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

     a transfer within the meaning of the foregoing sentence. Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Real Property and Building for the collection or satisfaction of any judgment recovered against Owner based upon the breach by Owner of any of the terms, conditions or covenants of this Lease on the part of Owner to be performed, and no other property or assets of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the Demised Premises. Schedule D, entitled "Addendum to Lease" is annexed hereto and all of the terms, covenants and conditions of Schedule D are incorporated in this Lease by reference and shall be deemed a part of this Lease as though fully set forth in the body of this Lease.

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

          In witness whereof, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.


                                              BROADWAY 52ND ASSOCIATES

                                                   By /s/ Lewis Rudin
                                                      _____________________
                Witness:                              Lewis Rudin a partner
                /s/ Philip A. Glantz
                ___________________
                Philip A. Glantz


                                             UNISTAR COMMUNICATIONS GROUP, INC.

                                                   By  /s/ N. J. Verbitsky
                                                      ______________________
                                                      N.J. Verbitsky  Tenant


                Attest:



                /s/ Charles N. Pershing
                _____________________
                Charles N. Persing                       (Corporate Seal)
















                              SCHEDULE D
                           ADDENDUM TO LEASE

                              Article 38
                             RENT HOLIDAY

     Section 38.01. Provided this Lease is not terminated by reason of a default by Tenant in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant shall be entitled to a conditional rent holiday and shall not be required to pay any portion of the Fixed Rent with respect to the period from the day next following the end of the Initial Rent Period to and including the date which is two hundred seventy (270) days next following the end of the Initial Rent Period but during such period of two hundred seventy (270) days Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, including, but not limited to, the provisions of Article 23. If at any time during the Demised Term Tenant shall be in default in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant s part to be observed and performed and this Lease is terminated by reason thereof, then the total sum of the Fixed Rent so conditionally excused by operation of the foregoing provisions of this Section shall become immediately due and payable by Tenant to Owner. If, as of the Expiration Date, Tenant shall not then be in default in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed beyond the applicable grace periods provided in this Lease for the curing of any such default, Owner shall waive payment of all such Fixed Rent so conditionally excused.


                              ARTICLE 39
                       SATELLITE RECEIVING DISH

     Section 39.01. Tenant shall have the right to install, maintain, operate, repair and replace the equipment listed on Schedule E to this Lease on the roof and roof penthouse of the Building, the exact location and size of which shall be reasonably designated by Owner, and cables connecting such equipment to equipment in the Demised Premises running through conduits, pipes or shafts in the Building, the exact location of which shall be reasonably designated by Owner provided that such equipment shall be designed, and at all times during the Demised Term be operated, in accordance with FCC requirements and in such a manner that it will not physically (i) interfere in any way with the rights of any existing tenant in the Building either to (a) maintain and use any satellite or telecommunications transmitting and/or receiving antenna or dish or similar equipment or (b) use any portions of the roof granted to it whether or not such rights have been exercised by any existing tenant at the time that Tenant installs such equipment in accordance with the provisions of this Section and (ii) unreasonably interfere with any reasonable rights of any future tenant in the Building either to (x) maintain and use any satellite or telecommunications transmitting and/or receiving antenna or dish or similar equipment or (y) use any reasonable portions of the roof reasonably granted to it whether or not such rights have been exercised by any future tenant at the time that Tenant installs such equipment in accordance with the provisions of this Section. The foregoing installations shall be made at Tenant's sole cost and expense and in accordance with all the provisions of this Lease, including, but not limited to, the provisions of Article 3 and Article
     6. Owner shall have no responsibility for the maintenance and repair of any such installations and Tenant, at Tenant's sole cost and expense, shall keep all said installations in good condition and make all necessary repairs and replacements thereto and to the Building occasioned thereby. Upon the Expiration Date or sooner termination of the Demised Term, or if required by any applicable governmental authorities, or if any rights of any existing tenant are so physically interfered with by Tenant or if any reasonable rights of any future tenant are so physically interfered with by Tenant, (and Tenant does not cease such physical interference within ten (10) days following Owner notice thereof) Tenant, at Tenant's sole cost and expense, shall, upon request of Owner, remove such installations or relocate such installations to another portion of the roof where designated by Owner, at Owner's election, and make all repairs to the Building occasioned by such removal or relocation, as the case may be. The foregoing installations shall be subject to such conditions with respect to such installations and the maintenance thereof as may reasonably be imposed by Owner. Tenant shall not be charged for such use of the roof, penthouse or any Building cables or similar equipment and shall be entitled to have twenty four (24, hour unrestricted access thereto, subject to the provisions of Articles 13 and 26 of this Lease.

     Section 39.02. Owner agrees that Owner shall not grant any rights to install any satellite or telecommunications transmitting or receiving antenna or dish or similar equipment on the roof of the Building to any tenants in the

     Building which will physically interfere in any way with the rights granted to Tenant in this Article.

                              ARTICLE 40
                         ADDENDUM TO ARTICLE 4

     Section  40.01.    Notwithstanding  anything   contained  in
     Article 4 to the contrary, any fixtures, improvements, additions and other property installed at the sole expense of Tenant with respect to which Tenant shall not have been granted any credit or allowance by Owner may be removed by Tenant at or prior to the expiration of the Demised Term provided Tenant is not in default hereunder beyond the applicable grace periods for the curing of such defaults and further provided that Tenant, at Tenant's sole cost and expense, shall repair any damage caused by such removal and, in those instances where Tenant may have replaced fixtures or installations installed at the sole cost and expense of Owner or at the joint cost and expense of Owner and Tenant with other fixtures and installations which Tenant elects to remove, Tenant shall restore the fixtures and installations so replaced. All fixtures and installations not so removed shall become the property of Owner at the expiration of the Demised Term.

     Section 40.02. Nothing contained in the provisions of this Lease shall prevent Tenant from removing from the Demised Premises at any time during the Demised Term Tenant s furniture, trade fixtures and business equipment, including, but not limited to, Tenant s broadcasting equipment provided that Tenant, at Tenant s sole cost and expense, shall repair any damage to the Demised Premises and the Building caused by such removal.


                              ARTICLE 41
                         ADDENDUM TO ARTICLE 9

     Section 41.01. Notwithstanding the provisions of subdivision
     (i) of Section 9.01, if prior to or during the Demised Term the Demised Premises, in contradistinction to the Building, shall be totally destroyed or rendered wholly untenantable and there shall be less than two (2) years of the Demised Term remaining at that time, then if Owner does not exercise its right to terminate this Lease in accordance with the provisions of subdivision (i) of said Section 9.01, then Tenant shall have the right to terminate this Lease as of the date of such fire or casualty by notice to Owner within thirty (30) days of the date of such fire or casualty and in the event Tenant shall timely give such notice of termination, this Lease and the Demised Term shall come to an end and expire on such date with the same effect as if such date were the Expiration Date and the Fixed Rent shall be apportioned as of such date, and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

     Section 41.02. Notwithstanding the provisions of subdivision
     (i) of subsection A of this Section 9.01, if during the Demised Term the Demised Premises, in contradistinction to the Building, shall be totally damaged or rendered wholly untenantable by fire or other casualty, and there shall be at least two (2) years of the Demised Term remaining at the time, Owner hereby waives the right to terminate this Lease in accordance with the provisions of subdivision (i) of said Subsection A. The provisions of the foregoing sentence shall be deemed to relate solely to the operation of the provisions of subdivision (i) of said Subsection A and shall not in any way be deemed to relate to the provision of subdivision (ii) of said Subsection A.



                              ARTICLE 42
                        ADDENDUM TO ARTICLE 11

     Section 42.01. A. Supplementing the provisions of Article 11, as long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond the applicable grace periods provided in this Lease for the curing of such default, Unistar Communications Group Inc., Tenant named herein, shall have the right, without the prior consent of Owner, to assign its interest in this Lease, for the use permitted in this Lease, to any subsidiary or affiliate of Tenant named herein, which is in the same general line of business as Tenant named herein and only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51% percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant. For the purpose of the definition of "affiliate the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. No such assignment shall be valid or effective unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner: (I) a duplicate original instrument of assignment, in form and substance reasonably satisfactory to Owner, duly executed by Tenant, in which Tenant shall (a) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rule of law, and (b) acknowledge that Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this Lease, whether or not the obligations of Tenant are increased thereby, (iii) any further assignment or transfer of Tenant's interest in this Lease, (iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

          B.  Further supplementing the provisions of Article 11,
          as long as Tenant
     is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond the applicable grace periods provided in this Lease for the curing of such default, Unistar Communications Group,Inc., Tenant named herein, shall have the right without the prior consent of Owner, to sublet to, or permit the use or occupancy of, all or any part of the Demised Premises by any subsidiary or affiliate (as said terms are defined in Section 42.01.A.) of Tenant named herein for the use permitted in this Lease provided that such subsidiary or affiliate is in the same general line of business as the Tenant named herein and only for such period as it shall remain such subsidiary or affiliate and in the same general line of business as the Tenant named herein.

     However, no such subletting shall be valid unless, prior to the execution thereof, Tenant shall give notice to Owner of the proposed subletting, and within ten (10) days after the execution thereof, Tenant shall deliver to Owner an agreement, in form and substance satisfactory to Owner, duly executed by Tenant and said subtenant, in which said subtenant shall assume performance of and agree to be personally bound by, all of the terms, covenants and conditions of this Lease which are applicable to said subtenant and such subletting. Tenant shall give prompt notice to Owner of any such use or occupancy, and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises. For the purposes of determining the number of subtenants or occupants in the Demised Premises, the occupancy of any such permitted subsidiary or affiliate of Tenant shall be deemed the occupancy of Tenant and such subsidiary or affiliate shall not be counted as a subtenant or occupant for the purposes of Section 11.03, and the provisions of Section
     11.03 relating to Owner's options to terminate this Lease or recapture the Demised Premises, as the case may be, and Subletting Profit shall not be applicable to any proposed subletting to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Section.


     Section 42.02. Supplementing the provisions of Article 11, as long as Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the applicable grace periods provided in this Lease for the curing of such default, Tenant shall have the privilege, without the consent of Owner, to assign its interest in this Lease for the use permitted in this Lease to any entity which is a successor to Tenant either by merger, consolidation, purchase of all or substantially all of its stock, purchase of all or substantially all of its assets, business and goodwill or like transaction, provided that such successor shall continue to operate in the Demised Premises the business conducted by Tenant in the Demised Premises on or about the Commencement Date and the interest of Tenant in this Lease is not the sole or principal asset of Tenant and such assignment is made for a good business purpose. However, no such assignment shall be valid unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner (i) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Owner, duly executed by Tenant, and (ii) an instrument in form and substance reasonably satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.


     Section 42.03. Supplementing the provisions of Section 11.02, so long as Owner shall maintain a directory in the lobby of the Building, Owner shall make available to Tenant space for the listing of Tenant's name and the names of any of the officers or employees of Tenant and any permitted occupants of the Demised Premises provided that the names so listed shall not require more than Tenant's Proportionate Share of the space of such directory, provided further, however that Tenant shall be provided with at least ten (10) spaces on such directory.


                              ARTICLE 43
                        ADDENDUM TO ARTICLE 13

     Section  43.01.  Supplementing  the provisions  of  Sections
     13.01 and 13.02, Owner agrees that except in cases of emergency, any entry upon the Demised Premises pursuant to the provisions of said Sections shall be made at reasonable times, and only after reasonable advance notice (which may be mailed, delivered or left at the Demised Premises, notwithstanding any contrary provisions of Article 27), and any work performed or installations made pursuant to said Section shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Tenant s normal business operations (however, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ contractors or labor at overtime or other premium pay rates).

     Section  43.02.  Further  supplementing  the  provisions  of
     Section 13.01, Owner's right to exhibit the Demised Premises to others shall be limited to insurance carriers and representatives, prospective purchasers of the Real Property or the Building, holders or prospective holders of any mortgage affecting the Real Property or the Building or any ground or underlying lease, and other legitimate business visitors, and, during the last year of the Demised Term, any prospective tenants of the Demised Premises.

     Section  43.03.   Further  supplementing  the provisions  of

     Section 13.01, Owner agrees that any pipes, ducts or conduits installed in or through the Demised Premises during the Demised Term pursuant to the provisions of Section 13.01, shall either be concealed behind, beneath or within partitioning, columns, ceilings or floors, or completely furred at points immediately adjacent to partitioning, columns or ceilings, and that when the installation of such pipes, ducts or conduits shall be completed, such pipes, ducts or conduits shall not reduce the usable area of the Demised Premises by more than a de minimis amount.

     Section  43.04.  Further  supplementing  the  provisions  of
     Section 13.02, Owner shall not restrict the reasonable decoration of Tenant's entry doors on the seventeenth (17th) floor.


                              ARTICLE 44
                        ADDENDUM TO ARTICLE 23

     Section 44.01. Tenant shall have the right to examine those portions of Owner's records which pertain to Operating Expenses and which are required to verify the accuracy of the amounts shown on any Owner's Operating Expense Statement, provided Tenant shall notify Owner of its desire to so examine such records within sixty (60) days next following the rendition of such Owner's Operating Expense Statement. If Tenant shall fail to (a) notify Owner of its desire to so examine such records within said sixty (60) day period next following the rendition of such Owner's Statement or (b) so examine such records within ninety (90) days next following rendition of such Owner's Operating Expense Statement then the increase in the Fixed Rent as shown on such Owner's Operating Expense Statement shall be final and binding upon Tenant. Any such examination shall be conducted at the office of Owner's accountants during the normal office hours of such accountants and Tenant shall reimburse Owner's accountants for their reasonable out of pocket expenses in connection with such examination by Tenant.



                              ARTICLE 45
                        ADDENDUM TO ARTICLE 26

     Section 45.01. Supplementing the provisions of Section 26.01, Owner agrees to use reasonable diligence to attempt to eliminate the cause of any inability or delay, referred to in said Section 26.01, on the part of Owner to fulfill

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

     its  obligations  under  this   Lease.    (However,  nothing
     contained in this Section shall be deemed to impose upon Owner any obligation to employ labor at so-called "overtime" or other premium pay rates).



                              ARTICLE 46
                            TENANT'S ACCESS

     Section 46.01. Owner agrees that Tenant shall be entitled to access to the Demised Premises twenty four (24) hours per day, seven (7) days per week, subject to the provisions of this Lease.

                              ARTICLE 47
                    SUBORDINATION, ATTORNMENT, ETC.

     Section 47.01. This Lease and all rights of Tenant under this Lease are, and shall remain unconditionally subject and subordinate in all respects to the presently existing mortgages affecting the indenture of lease dated as of March 13, 1985 between The Shubert Organization, Inc., as Landlord. and Owner, as tenant (referred to as the "Ground and Development Rights Lease") and to all advances made or hereafter to be made under said mortgages, and to all renewals, modifications, replacements and extensions of and substitutions for, such mortgages, as well as to any consolidations or correlations of such mortgages with other mortgages. Owner agrees to obtain and deliver to Tenant not later than one hundred eighty (180) days after the date of this Lease, an agreement substantially to the effect that in the event of any foreclosure of said mortgages such holder or holders of said mortgages will not make Tenant a party defendant to such foreclosure nor disturb its possession under this Lease so long as there shall be no default by Tenant under this lease beyond the applicable grace periods provided for the curing of such default (any such agreement, or any agreement of similar import, is referred to in this Lease as a "Non-Disturbance Agreement"). If Owner shall fail to make timely delivery to Tenant of such Non-Disturbance Agreement, Tenant, as Tenant's sole remedy for such failure, shall have the right, exercisable within one-hundred ninety
     (190) days after the date of this Lease, to cancel and terminate this Lease by notice given to Owner. Upon the giving of such notice of cancellation and termination, this Lease shall terminate and come to an end and neither party shall have any further rights or liabilities under this lease. It is agreed that time is of the essence with respect to any such notice of cancellation and termination, that

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

     Tenant shall not have the right to give any such notice after the one-hundred ninety ( 190) day period hereinabove referred to, and that any such notice given after the expiration of such period shall have no force or effect.

     Section 47.02. This Lease and all rights of Tenant under this Lease shall be and remain, unconditionally subject and subordinate in all respects to all other mortgages which may, from time to time, affect the Ground and Development Rights Lease, any future ground or underlying lease referred to in Section 47.04 or the Real Property and to all advances to be made under such mortgages, and to all renewals modifications, consolidations, correlations, replacements and extensions of and substitutions for, any such mortgage or mortgages, provided that (i) the holder of any such mortgage shall execute and deliver a Non-Disturbance Agreement to Tenant, or (ii) any such mortgage shall contain provisions substantially to the same effect as thou contained in a Non-Disturbance Agreement (any such provisions are referred to in this Lease as "Non-Disturbance Provisions").

     Section 47.03. This Lease and all rights of Tenant under this Lease are, and shall remain, unconditionally subject and subordinate in all respects to the Ground and Development Rights Lease and to all renewals, modifications, replacements and extensions of, and substitutions for, such lease. Owner agrees that until such time as Owner has delivered to Tenant a Tenant Recognition Agreement (as hereinafter defined). Owner will not enter into any agreement to modify the provisions of Section 14.04 of the Ground and Development Rights Lease. An agreement from the lessor under the Ground and Development Rights Lease substantially to the effect that, in the event of the termination of the Ground and Development Rights Lease for any reason other than a termination by operation of the provisions of Articles 8 (entitled "Damage to or Destruction of the Building") and 9 (entitled "Condemnation") of such Lease such lessor will permit Tenant to attorn to such lessor and will not disturb its possession under this Lease, so long as there shall be no default by Tenant under this Lease, beyond the applicable grace period provided in this Lease for the cunng of such default, or any agreement of similar import is referred to in this Lease as a "Tenant Recognition Agreement". Owner agrees, within thirty (30) days next following the date of this Lease, to request from the lessor under the Ground and Development Rights Lease a tenant Recognition Agreement in favor of Tenant with respect to this Lease and to take all reasonable steps to obtain the same.

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

     Section 47.04. This lease and all rights of Tenant under this Lease shall be and remain, unconditionally subject and subordinate in all respects to all future ground or underlying leases affecting the Real Property or any portion thereof or the Building and to all renewals, modifications, replacements and extensions of, and substitutions for, such ground or underlying leases, provided that (i) any such ground or underlying lease shall contain provisions substantially to the same effect as those contained in a Tenant Recognition Agreement. (and such provisions are referred to in this lease as "Tenant Recognition Provisions"), or (ii) the lessor under any such ground or underlying lease shall execute and deliver to Tenant a Tenant Recognition Agreement.

     Section 47.05.A. At Owner's request, Tenant shall execute and deliver promptly any certificate or other instrument which Owner may request, subordinating this Lease and all rights of Tenant under this Lease to any mortgages which may now or hereafter affect the Real Property and/or the real property from which the development rights demised in the Ground and Development Rights Lease accrue and/or any ground or underlying lease affecting such real property, and to all advances made or hereafter to be made under such mortgages and to all renewals, modifications. consolidations, correlations, replacements and extensions of, and substitutions for, any such mortgage or mortgages, provided that (i) the holder of any such mortgage shall execute and deliver a Non-Disturbance Agreement to Tenant. or (ii) any such mortgage shall contain Non-Disturbance Provisions in the event Tenant shall fail to execute or deliver any such certificate or other instrument which may be requested pursuant to the foregoing provisions of this subsection within a reasonable time after Owner's request therefor, Tenant hereby irrevocably constitutes and appoints Owner as Tenant's agent and attorney-in-fact to execute any such certificate or other instrument for or on behalf of Tenant.

          B. The subordination provisions of this Article (with the exception of the provisions of subsection A of this
     Section 47.05) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate or other instrument which Owner, or any lessor under any ground or underlying lease or any holder of any such mortgage may reasonably request, and if Tenant shall fail to execute and deliver any such certificate or other instrument within a reasonable time after Owner's request therefor, Tenant hereby irrevocably constitutes and appoints Owner and all such lessors and holders, acting jointly or severally, as Tenant's agent and attorney-in-fact to execute any such certificate or other instrument for or on behalf of Tenant. If, in connection with obtaining financing with respect to the Building, the Real Property, the real property from which the development rights demised in the Ground and Development Rights Lease accrue or the interest of the lessee under any ground or underlying lease, any recognized lending institution shall request reasonable modifications of this Lease as a condition of such financing. Tenant covenants not unreasonably to withhold or delay its agreement to such modifications, provided that such modifications do not increase the obligations, or materially and adversely affect the rights, of Tenant, under this Lease. No act or failure to act on the pan of Owner which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Owner's act or failure to act to the holder or holders of any mortgage of whom Tenant has been given written notice specifying the act or failure to act on the pan of Owner which could or would give basis to Tenant's rights, and (ii) the holder or holders of such mortgages, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this sentence shall be deemed to impose any obligation on any such holder to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the Building if any such holder elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.


     Section 47.06. If, at any time prior to the expiration of the Demised Term, any ground or underlying lease under which Owner then shall be the lessee shall terminate or be terminated for any reason, Tenant agrees at the election and upon request of any owner of the Real Property, or of the holder of any mortgage in possession of the Real Property or the Building, or of any lessee under any other ground or underlying lease covering premises which include the Demised Premised to attorn, from time to time, to any such owner, holder, or Lessee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Demised Premises The provisions of this

     Section shall ensure to the benefit of any such owner, holder, or lessee, shall apply notwithstanding that. as a matter of law, this Lease may terminate upon the termination of any such ground or underlying lease, shall be self-operative upon any such request, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon request of any such owner, holder, or lessee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section, satisfactory to any such owner, holder, or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder, or Lessee. Notwithstanding anything to the contrary set forth in this Article no such owner, holder or lessee shall be bound by
     (i) any payment of any installment of Fixed Rent or increases therein or any additional rent which may have been made more than thirty (30) days before the due date of such installment, or (ii) any amendment or modification to this Lease which is made without its consent if required.

     Section 47.07. Nothing contained in this Article or in any Non-Disturbance Provision, Non-Disturbance Agreement, Tenant Recognition Provision or Tenant Recognition Agreement shall, however, affect the prior rights of the holder of any existing or future mortgage or of the lessor under any ground or underlying lease with respect to the proceeds of any award in condemnation or of any fire insurance policies affecting the Building, or impose upon any such holder or lessor any liability (i) for the erection or completion of the Building. or (ii) in the event of damage or destruction to the Building or the Demised Premises, for any repairs, replacements, rebuilding or restoration except as can reasonably be accomplished from the net proceeds of insurance actually received by, or made available to, such holder or lessor, or (iii) for any default by Owner under this Lease occurring prior to any date upon which such holder or lessor shall become Tenant's landlord, or (iv) for any credits, offsets or claims against the rent under this Lease as the result of any acts of Owner committed prior to such date, and any such Provision or Agreement may so state. Any such Provision or Agreement may also be conditioned upon the existence of any one or more of the following circumstances at the time of the commencement of any foreclosure of any such mortgage or at the time of the termination of any such ground or underlying lease as the case may be:

          A. The Demised Term shall have commenced or Tenant shall have taken possession of the Demised Premises;

          B. Tenant shall not be in default in the observance or performance of any of the covenants of this Lease on the part of Tenant to be observed or performed beyond the applicable grace period provided in this Lease for the curing of such default;

          C. Tenant shall not have paid rent in advance beyond the rent period next following the current rent period, and there shall be no offsets then accrued against future rent chargeable against the holder of any such mortgage after foreclosure or against the lessor under such ground or underlying lease after termination, as the case may be.

          D. Any circumstance substantially similar to B or C; or

          E. Tenant shall have furnished to the then holder of any such mortgage or the then lessor under any such ground or underlying lease, as the case may be, a statement, in writing, as to the status of this Lease with respect to the above circumstances A, B and C or any circumstance substantially similar to B or C, within ten (10) days after such holder or lessor shall have made written demand for such statement by registered or certified mail addressed to Tenant.

     Section 47.08. A. At the request of Owner, Tenant shall promptly execute and deliver any instrument or Instruments requested by Owner for the benefit of the holder of any mortgage to which this Lease shall then be subordinate as hereinabove provided, or for the benefit of the lessor under any ground or underlying lease to which this Lease shall then be subordinate as hereinabove provided, in which Tenant shall covenant and agree with such holder or lessor that (a) Tenant will not enter into any agreement to cancel or modify this Lease without the written approval of such holder or lessor, and (b) Tenant will not take any action or institute any proceeding against Owner to cancel or modify this Lease without giving to such holder or lessor at least thirty (30) days' prior written notice of such action or proceedings except that the provisions of any such instrument shall not apply to any modifications of this Lease contemplated in any of the provisions of this Lease, or to any right or option to cancel or modify this Lease expressly reserved or granted to Tenant pursuant to any of the provisions of this Lease.

          B. If required by the holder of any mortgage or by the lessor under any ground or underlying lease, Tenant shall promptly join in any Non-Disturbance Agreement or Tenant

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

     Recognition Agreement  to indicate its concurrence  with the
     provisions   thereof   provided    such   agreement    shall
     substantially comply with the provisions of this Article.

     Section 47.09 A. From time to time, within ten (10) days next following Owner's request, Tenant shall deliver to Owner a written statement executed and acknowledged by
     Tenant, in form reasonably satisfactory to Owner, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth the specific nature of all modifications), and (ii) setting forth the date to which the Fixed Rent has been paid, and
     (iii) stating whether or not, to the best knowledge of Tenant, Owner is in default under this Lease, and, if Owner is in default setting, forth the specific nature of all such defaults and (iv) stating that Tenant has accepted and occupied the Demised Premise and all improvements required to be made by Owner pursuant to the provisions of this Lease, have been made, if such be the case. Tenant acknowledges that any statement delivered pursuant to this subsection may be relied upon by any purchaser or owner of the Building, or the Real Property or any part thereof, or Owner's interest in the Building or the Real Property or any ground or underlying lease, or by any mortgagee, or by any assignee of any mortgagee, or by any lessee under any ground or underlying lease.

          B. From time to time, within 1 (1) day next following Tenant's request, Owner shall deliver to Tenant a written statement executed by Owner, in form reasonably satisfactory to Tenant and prepared at Tenant's expense (i) stating that this Lease is in full force and effect and has not been modified (and if modified, that this Lease is then in full force and effect as so modified and the specific nature of all modifications), and (ii) setting from the date to which the Fixed Rent has been paid, and (iii) stating whether or not, to the best knowledge of Owner, Tenant is in default under this Lease and, if Tenant is in default, setting forth the specific nature of all such defaults. Owner acknowledges that any statement delivered pursuant to this subsection may be relied upon by any institutional lender making loans to Tenant, or any prospective assignee of Tenant's interest in this Lease (whether pursuant to the provisions of Section
     11.06 or otherwise) or by any prospective subtenants or by any entity which acquires all or substantially all of the issued and outstanding capital stock of Tenant, provided, however, the foregoing provisions of this sentence shall not be deemed to give Tenant any rights of assignment and subletting which are not expressly provided for in this Lease.

     Section 47.10. If Owner assigns its interest in this Lease, or the rents payable hereunder, to the holder of any mortgage or the lessor under any ground or underlying lease, whether the assignment shall be conditional in nature or otherwise, Tenant agrees that (a) the execution thereof by Owner and the acceptance by such holder or lessor shall not be deemed an assumption by such holder or lessor of any of the obligations of the Owner under this Lease unless such holder or lessor shall, by written notice sent to Tenant, specifically otherwise elect, and (b) except as aforesaid, such holder or lessor shall be treated as having assumed Owner's obligations hereunder only upon the foreclosure of such holder's mortgage or the termination of such lessor's lease and the taking of possession of the Demised Premises by such holder or lessor, as the case may be.

     Section 47.11. Tenant agrees to cooperate with Owner in Owner's obtaining any Non-Disturbance Agreement and Tenant Recognition Agreement and Tenant shall provide Owner and the holder of any mortgage and lessor under any ground or underlying lease with any information reasonably required by them in connection with obtaining any such Non-Disturbance Agreement or Tenant Recognition Agreement, including, without limitation, financial statements of Tenant.



                              ARTICLE 48
                         ADDENDUM TO ARTICLE 1

     Section 48.01. Notwithstanding anything in Section 1.02 to the contrary, in the event the Commencement Date shall not have occurred on or prior to April 1, 1991, Tenant shall have a single option to cancel this Lease and the Demised Term by giving notice to Owner of such cancellation within ten (10) days next following said date, as said date may be extended pursuant to the following provisions of this
     Section 48.01. Upon the giving of such notice this Lease and Demised Term shall expire and come to an end as of the date of the giving of such notice, and security deposited by Tenant hereunder shall be promptly returned to Tenant, and Owner and Tenant shall be released and discharged of and from any and all further liability under the provisions of this Lease. Time is of the essence with respect to the exercise by Tenant of such option. If Tenant shall fail to give timely notice exercising the foregoing option to cancel this Lease and the Demised Term, then the Demised Term shall commence and end in accordance with the provisions of
     Section 1.02. Owner shall have the right to extend the date April 1, 1991 set forth above in this Section by a period equal to the aggregate of (i) the number of days, if any, which may have elapsed between the date upon which Tenant is required to submit to Owner a Tenant s Plan pursuant to paragraph II of Schedule A and the date of submission by Tenant to Owner of a Tenant's Plan which shall have met with Owner's approval as provided in said paragraph II plus (ii) the number of days, if any, of delay or delays in substantial completion of Owner s Initial Construction occasioned by reason of Tenant s delays in submitting any other plans and specifications or in supplying information, or in approving plans, specifications or estimates, or in giving authorizations or by reason of any Change Work as defined in Schedule A or by reason of Tenant s delay in exercising the option to supply the modular systems for the broadcasting studio portion of the Demised Premises or by reason of any delays in the delivery of such modular systems supplied by Tenant or by reason of any similar acts or omissions of Tenant plus (iii) the number of days, if any, of delay or delays in substantial completion of Owner's Initial Construction occasioned by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or by any other cause beyond Owner's control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated. The provisions of subparagraph II (2) of Schedule A shall not be affected by the provisions of this Section. Notwithstanding anything to the contrary contained in the foregoing provisions of this Section, in the event Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Commencement Date, the foregoing option to terminate this Lease in accordance with the provisions of this Section shall be of no further force or effect.


                              ARTICLE  49
                         ADDENDUM TO ARTICLE 5


     Section 49.01. As long as Tenant is not in default under any of the terms, covenants and conditions of this Lease beyond the applicable grace periods provided herein for the curing of such default, Owner at Owner's sole cost and expense, shall make (i) all structural repairs and replacements to the Demised Premises (including, without limitation, the core toilets) as and when required, (ii) all repairs necessary to furnish the utilities and services required to be furnished by Owner to Tenant under the provisions of
     Article 29,  with the  exception of  repairs to any  special

     HVAC equipment installed to serve the Demised Premises (in contradistinction to the Building HVAC systems), and (iii) all repairs and replacements to the public portions of the Building necessary to Tenant's use of the Demised Premises, except that Owner shall not be required to make any repairs referred to in subdivisions (i) (ii) and (iii) of this sentence if Tenant is obligated to make such repairs pursuant to the provisions of Section 5.01. Notwithstanding the foregoing provisions of this Section, Owner shall have no obligation to make any repairs or replacements unless and until specific notice of the necessity therefor shall have been given by Tenant to Owner.

     Section 49.02. If (i) Owner shall default in its obligations to make repairs solely in the Demised Premises, in accordance with the provisions of Section 49.01, and (ii) Tenant shall notify Owner of the existence of such default and (iii) Owner shall (x) fail to start to cure such default within ten (10) business days after said notice or shall fail thereafter to prosecute to completion with reasonable diligence the work necessary to cure such default or (y) fail to notify Tenant within ten (10) business days after said notice that Owner is unable to start to cure such default because of inability to obtain materials, or strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority or by any other cause beyond Owner's reasonable control, whether or not such cause shall be similar in nature to those hereinbefore enumerated, and thereafter fail to commence curing such default within ten
     (10) business days after such inability or other cause no longer exists and to complete such curing in a reasonably diligent manner, then Tenant may take action to cure such default. In the event Tenant cures any such default in accordance with the foregoing provisions of this Section, any reasonable expenditures made by Tenant to cure such default shall be repaid by Owner to Tenant within twenty
     (20) days after demand and, if Owner fails to pay any such sum within such twenty (20) day period, Tenant may offset and deduct such sum from the next accruing monthly installments of Fixed Rent.


                              ARTICLE 50
                    NO RE-ENTRY OR CROSS-OVER FLOOR


     Section 50.01. Owner agrees that during the Demised Term the seventeenth (17th) floor of the Building shall not be

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

     designated as a re-entry floor or cross-over floor or used as such.



                              ARTICLE  51
                               SECURITY


     Section 51.01. A. Tenant shall have the right to require Owner to return to Tenant that portion of the security deposited by Tenant and then held by Owner pursuant to the provisions of Article 35 in the event that prior to the return by Owner to Tenant of such security, or the unapplied portion thereof, Tenant shall deposit with Owner an irrevocable, unconditional letter of credit issued by Chase Manhattan Bank N.A. or any other bank having assets of at least ONE BILLION ($1,000,000,000.00) DOLLARS and which is a member of the New York Clearing House Association (Chase Manhattan Bank N.A. or any such other bank meeting the foregoing requirements and issuing the initial or any replacement letter of credit is referred to as the "Bank") in favor of Owner in a sum equal to FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS, as security for the faithful observance and performance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. From and after the receipt by Owner of such letter of credit and the receipt by Tenant of such security or the unapplied portion thereof, the provisions of Article 35 shall be of no further force and effect. Such letter of credit shall be in form and substance satisfactory to Owner. Owner agrees that a letter of credit which is in the form annexed hereto as Exhibit 1 shall be deemed satisfactory to Owner. Tenant agrees to cause the Bank to renew such letter of credit, from time to time, during the Demised Term, at least ninety (90) days prior to the expiration of said letter of credit or any renewal or replacement, upon the same terms and conditions. In the event of any transfer of said letter of credit pursuant to Section 51.05, and notice of such transfer to Tenant, Tenant, within twenty (20) days thereafter, shall cause a new letter of credit to be issued by said Bank to the transferee, upon the same terms and conditions, in replacement of the letter of credit so transferred and Owner agrees that, simultaneously with the delivery of such new letter of credit, it will return to said Bank the letter of Credit being replaced. The letter of credit deposited hereunder, and all renewals and replacements, are referred to, collectively, as the "Letter of Credit". The Letter of Credit shall be held in trust by Owner for the purposes set forth in this Article and shall

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     not be transferred except  for transfer (a) to an  agent for collection,  or (b)  pursuant to  the provisions  of Section
     51.05. In the event Tenant defaults beyond any applicable grace period hereunder in the performance of its obligations
     to  issue  a   replacement  Letter  of  Credit,  or  in  the
     observance or performance of Tenant's agreement to cause the Bank to renew the Letter of Credit, Owner, in addition to all rights and remedies which Owner may have under this Lease or at law, shall have the right to require the Bank to make payment to Owner of the entire sum of FOUR HUNDRED
     THOUSAND   ($400,000.00)  DOLLARS  or  the  undrawn  portion
     thereof, as the case may be, represented by the Letter of Credit, which sum shall be held by Owner as Cash Security in the same manner as if said sum had been deposited with Owner pursuant to the provisions of subsection B of this Section. If said payment of the entire sum of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS is made to Owner by reason of Tenant's failure to renew or replace the Letter of Credit in accordance with the foregoing provisions of this subsection, such default by Tenant shall be deemed cured by such payment, with the effect that Owner shall not have the right to terminate this Lease or the term hereof by reason of such default, but the foregoing provision shall not apply to any
     other  default  under this  Lease.    The Letter  of  Credit
     provides for partial drawings. In the event Tenant defaults in the payment when due of an installment of Fixed Rent or in the payment when due of any additional rent and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default or if this Lease and the Demised Term shall expire and come to an end as provided in Article 16 or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, then Owner, in addition to all rights and remedies which Owner may have under this Lease or at law, may from time to time, draw on the Letter of Credit in one or more drawings for the amount of any Fixed Rent or additional rent then due and for any amount then due and
     payable to  Owner under Article  18 or  Article 19.   In the
     event of a partial drawing, as provided in the immediately preceding sentence, Tenant shall, within five (5) days after demand, cause the Bank to issue an amendment to the Letter of Credit restoring the amount available thereunder to FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS.

          B. At any time during the term of this Lease, Tenant may require that Owner return the Letter of Credit by depositing with Owner, in lieu thereof, as security for the faithful observance and performance by Tenant of the terms,

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     covenants and conditions  of this Lease on  Tenant's part to be observed and performed, the sum of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS, in cash or by a cashier's check, drawn by or on a bank, which is a member of the New York Clearing House Association, and payable to the order of Owner, which sum is referred to as the "Cash Security . Any Cash Security shall be held subject to the provisions of
     Section 7-103 of the General Obligations Law or any similar statute successor thereto.

          C. At any time during the term of this Lease, Tenant may require that Owner return any Cash Security by delivering to Owner in lieu thereof, as security for the faithful observance and performance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed an irrevocable, unconditional
     Letter of Credit in the Slim of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS, provided such Letter of Credit is issued by the Bank in the form annexed hereto as Exhibit l.

     Section 51.02. In the event Tenant defaults in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, including, but not limited to, the covenant for the payment of Fixed Rent and additional rent, beyond the applicable grace period provided under this Lease for curing such default, Owner may use, apply or retain the whole or any part of any Cash Security held by Owner under any of the provisions of Section 51.01, to the extent required for the payment of any Fixed Rent, additional rent or any other sum with respect to which Tenant is in default, or for the payment of any sum which Owner may expend or incur because of Tenant's default in the observance or performance of any such term, covenant or condition, including, but not limited to, the payment of any damages or deficiency in the reletting of the Demised Premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Owner, without thereby waiving any other rights or remedies of Owner with respect to such default, and Owner shall hold the remainder of such Cash Security as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed with the same rights as hereinabove set forth to use, apply or retain all or any part of such remainder in the event of any further default by Tenant under this Lease.

     Section 51.03. If Owner uses, applies or retains the whole or any part of the Cash Security held by Owner under any of the provisions of Section 51.01, Tenant, promptly after

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

     notice thereof, shall deliver to Owner, in cash or by a cashier s check drawn by or on a bank which is a member of the New York Clearing House Association and payable to the order of Owner, the sum necessary to restore the Cash Security to the sum of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS.

     Section  51.04. The  Letter of  Credit and/or  any remaining portion of any Cash Security then held by Owner for the performance of Tenant's obligations under this Lease as security shall be returned to Tenant after (i) the Expiration Date and (ii) delivery of the entire possession of the Demised Premises to Owner and (iii) payment by Tenant for any costs of repairs or restoration required to be paid by Tenant pursuant to this Lease and (iv) payment by Tenant of any other sum or charge required to be paid to fully discharge Tenant's obligations under this Lease to and including the Expiration Date.

     Section 51.05. In the event of a sale or other transfer of the Land and/or Building, or Owner's interest in this Lease, Owner shall transfer the Letter of Credit and/or any remaining portion of any Cash Security then held by Owner as security for the performance of Tenants obligations under this Lease to the transferee, and Owner shall thereupon be released from all liability for the return of such security; Tenant agrees to look solely to the transferee for the return of any such security and it is agreed that the provisions of this sentence shall apply to every sale or transfer of the Land and/or Building by Owner named herein or its successors, and to every transfer or assignment made of any such security. Any transferee shall be deemed to have agreed that any Letter of Credit or Cash Security transferred to such transferee pursuant to this Section shall be held in trust for the purposes of this Article. A lease of the entire Building pursuant to which the lessee shall be entitled to collect the rents hereunder shall be deemed a transfer within the meaning of this Section.

     Section 51.06. Owner agrees that, if not prohibited by law or the general policies of lending institutions in New York City, Owner shall deposit any Cash Security held by Owner in a money market account selected by Owner with Chase Manhattan Bank N.A. in New York, New York, and all interest accruing thereon shall be remitted to Tenant annually, provided Tenant is not then in default beyond the applicable grace periods provided in this Lease for the curing of such default. Section 51.07. Tenant agrees that it will not assign, mortgage or encumber, or attempt to assign, mortgage or encumber, the Letter of Credit or any Cash Security held

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     by  Owner under this Lease,  and that neither  Owner nor its successors or assigns shall be bound by any such assignment,
     mortgage,   encumbrance,  attempted   assignment,  attempted
     mortgage  or  attempted encumbrance.    Owner  shall not  be
     required to exhaust its remedies against Tenant before having recourse to the Letter of Credit, the Cash Security or any other security held by Owner. Recourse by Owner to the Letter of Credit, the Cash Security or any other security held by Owner shall not affect any remedies of Owner which are provided in this Lease or which are available in law or equity.

     Section 51.08. A. Owner has agreed that Owner shall return to Tenant the sum of ONE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE ($133,333.00) DOLLARS of such security on the date (referred to as the "Initial Partial Return Date") two (2) years next following the Commencement Date provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond the applicable grace period for the curing of such default. Accordingly, if on the Initial Partial Return Date Tenant shall not so be in default Tenant may replace the Letter of Credit with a Letter of Credit in a sum reduced by ONE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE ($133,333.00) DOLLARS. In the event that at any time Tenant shall be entitled to reduce such Letter of Credit as provided in the foregoing provisions of this Article the security shall be held as Cash Security then, in lieu of Tenant replacing any such Letter of Credit, Owner shall return sums to Tenant equal to the amount by which the Letter of Credit would have been reduced if it were in existence; however, in no event shall the Letter of Credit or Cash Security ever be reduced below the sum of TWO HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SEVEN ($266,667.00) DOLLARS, subject to the provisions of subsection B hereof. The sum of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS referred to in the previous Sections of this Article shall be deemed reduced as the provisions of this subsection B of this Section 51.08 shall operate to so reduce the Letter of Credit and/or Cash Security, as the case may be.

          B. Owner has agreed that Owner shall return to Tenant the sum of ONE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE ($133,333.00) DOLLARS of such security on the date (referred to as the "Partial Return Date") four (4) years next following the Commencement Date, provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond the applicable grace period for the curing

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     of such default.  Accordingly, if on the Partial Return Date
     Tenant shall not so be in default, Tenant may replace the Letter of Credit with a letter of credit in a sum reduced by ONE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE ($133,333.00) DOLLARS. In the event that at any time Tenant shall be entitled to reduce such Letter of Credit as provided in the foregoing provisions of this Article the security shall be held as Cash Security then, in lieu of Tenant replacing any such Letter of Credit, Owner shall return sums to Tenant equal to the amount by which the Letter of Credit would have been reduced if it were in existence; however, in no event shall the Letter of Credit or Cash Security ever be reduced below the sum of ONE
     HUNDRED  THIRTY  THREE THOUSAND  DOLLARS.   The  sum  of TWO
     HUNDRED  SIXTY   SIX  THOUSAND   SIX  HUNDRED   SIXTY  SEVEN
     ($266,667.00) DOLLARS referred to in the previous Sections of this Article shall be deemed reduced as the provisions of this subsection B of this Section 51.08 shall operate to so reduce the Letter of Credit and/or Cash Security, as the case may be.

          C. Owner and Tenant acknowledge that the provisions of Sections 35.02 and 35.03 are intended to be comparable to the provisions of subsections A and B of this Section 51.08 and are designed to apply in the event that Tenant initially deposits Cash Security in accordance with the provisions of
     Article 35. Accordingly, in the event that Owner has returned to Tenant any portions of the security deposited by Tenant with Owner pursuant to the provisions of Article 35 in accordance with the provisions of Sections 35.02 and
     35.03 of said Article 35, then the initial sum of the Letter of Credit referred to in Section 51.01.A shall be reduced to the amount of security then permitted to be held by Owner pursuant to the provisions of Article 35 and the applicable provisions of subsections A and/or B of this Section 51.08 which correspond with the applicable provisions of Sections
     35.02 and 35.03, as the case may be, shall be deemed deleted from this Lease and of no further force and effect.



                              ARTICLE 52
                         ADDENDUM TO ARTICLE 6


     Section  52.01.    Notwithstanding  anything   contained  in
     Section 6.02 to the contrary, Tenant shall not be deemed to have caused any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter,

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     nor  shall Tenant  be required  to make  any Alterations  in order to comply with any rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body, unless such rates are increased, or such Alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their
     servants,  employees,  contractors,   agents,  visitors   or
     licensees,  or  by the  manner of  use  or occupancy  of the
     Demised  Premises   by  Tenant  or  any   such  persons  (in
     contradistinction to the mere use or occupancy of the Demised Premises for the purposes set forth in Section 2.01).





































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